                                                                Exhibit 10.1


                                  LOAN AGENDA
                             Bank of America, N.A.


I.    SUMMARY OF TRANSACTION:

A.    Transaction date:  December 9, 1999

B.    Amount:            $9,000,000.00 Revolving Line of Credit
                         $6,000,000.00 Guidance Line of Credit

C.    Lender:            Bank of America, N.A.

D.    Borrower:

      1.   Integral Systems, Inc., a Maryland corporation

E.    Guarantors:

      1.   Integral Marketing, Inc., a Maryland corporation
      2.   Intersys, Inc., a Delaware corporation

II.   LENDER'S OFFICER(S) RESPONSIBLE FOR THE TRANSACTION:

      Lindsey S. Rheaume, Vice President
      Bank of America, N.A.
      8300 Greensboro Drive
      Suite 550
      McLean, Virginia 22102-3604

      Telephone:  (703) 761-8346
      E-Mail:     lindsey.rheaume@bankofamerica.com

III.  LEGAL REPRESENTATION:

A.    Legal Counsel:  Bank of America, N.A.

      James R. Schroll, Esquire
      Daryl S. Taylor, Esquire
      Bean, Kinney & Korman, P.C.
      2000 N. 14th Street, #100
      Arlington, VA 22201

      (703) 525-4000
      (703) 525-2207 (fax)

B.    Borrower's Counsel:

      Wallace Christner, Esquire
      Venable, Baetjer, Howard & Civiletti, LLP
      1201 New York Avenue, N.W., Suite 1000
      Washington, DC 20005
      (202) 962-4988
      (202) 962-8300 (fax)

IV.   PRE-CLOSING REQUIREMENTS:

      A.   Integral Systems, Inc.'s Organizational Documents and UCC searches:

           1. Borrowing Resolution and Certification (duplicate originals required)

           2.   Maryland good standing certificate for Integral Systems, Inc.

           3.   UCC filing searches:

                a.   Maryland State Department of Assessments and Taxation

                b.   Prince George's County, Maryland

      B.   Integral Marketing, Inc.'s Organizational Documents:

           1. Resolution and Certification of Guarantor (duplicate originals required)

           2.   Maryland good standing certificate  for Integral Marketing, Inc.

      C.   Intersys, Inc.'s Organizational Documents:

           1. Resolution and Certification of Guarantor (duplicate originals required)

           2.   Delaware good standing certificate for Intersys, Inc.

      D. Certificates of Insurance (to be obtained directly from Borrowers by Lindsey S. Rheaume)

      E.   Summary Terms and Conditions for Integral Systems.

V.    CLOSING DOCUMENTS:

      1.   Revolving Line of Credit Loan Agreement and Security Agreement

      2.   Revolving Line of Credit Note

      3.   Guaranty (Integral Marketing, Inc.)

      4.   Guaranty (Intersys, Inc.)

      5. Documentation of Assignments of Government Contracts (to be performed by Lender)

      6.   Statement of Charges

      7.   Side letter regarding post-closing requirements (if applicable)

        REVOLVING LINE OF CREDIT LOAN AGREEMENT AND SECURITY AGREEMENT
        --------------------------------------------------------------

     THIS REVOLVING LINE OF CREDIT LOAN AGREEMENT AND SECURITY AGREEMENT ("Agreement") is made as of December 9, 1999, by and between INTEGRAL SYSTEMS, INC., having an address at 5000 Philadelphia Way, Suite A, Lanham, Maryland 20706, and BANK OF AMERICA, N.A.

                                    RECITALS
                                    --------

     A. The Borrower has applied to the Lender for a Revolving Loan facility (defined below) in the maximum principal amount of Nine Million and No/100 Dollars ($9,000,000.00) to be used by the Borrower for working capital, letter of credit issuances, to facilitate certain acquisitions and to finance the performance of government contracts, the payments under which may be assigned as security for the Revolving Loan.

     B. The Borrower has also applied to the Lender for an acquisition Guidance Line of Credit facility (defined below) in the maximum principal amount of Six Million and No/100 Dollars ($6,000,000.00) to be used by the Borrower to finance 80% of Lender approved acquisitions.

     C. The Lender is willing to make the Revolving Loan and the Guidance Line of Credit on the terms and conditions hereinafter set forth.

                                   AGREEMENTS
                                   ----------

     NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

     ARTICLE 1.  DEFINITIONS.
     -----------------------

     1.1  Defined Terms.  Certain capitalized terms not otherwise defined herein
          -------------
are used in this Agreement with the following meanings, unless the context otherwise requires:

     "Account" means collectively and includes any of the following, whether now
      -------
owned or hereafter acquired by the Borrower: all present and future rights to payments for goods sold or leased or for services rendered, whether or not represented by instruments or chattel paper, and whether or not earned by performance; all present and future rights to payments arising out of the licensing of computer software and systems; all accounts, contract rights, chattel paper, instruments and documents; proceeds of any letter of credit of which the Borrower is a beneficiary; all forms of obligations whatsoever owed to the Borrower, together with all instruments and documents of title representing any of the foregoing; all rights in any returned or repossessed goods; all rights, security and guaranties with respect to any of the foregoing, including, without limitation, any right of stoppage in transit; together with all property included within the definitions of "accounts", "chattel paper", "documents" and "instruments" set forth in the UCC.

     "Advance" means an advance of funds under either the Revolving Loan or the
      -------
Guidance Line of Credit, as applicable.

     "Affiliate" means, with respect to any specified Person, any other Person
      ---------
which, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of a Person, whether through ownership of common stock, by contract, or otherwise.

     "Agreement" means this Revolving Line of Credit Loan Agreement and Security
      ---------
Agreement as the same may be amended, modified or supplemented from time to time.

     "Assignment" means a direct assignment of Payments under a Government
      ----------
Contract pursuant to and in compliance with the Assignment of Claims Act.
Lender reserves the right to require a direct assignment of Payments under all Government Contracts pursuant to and in compliance with the Assignment of Claims Act. An Instrument of Assignment shall be substantially in the form of Exhibit
                                                                        -------
A attached hereto and made a part hereof.  Notices of Assignment to be delivered
-
to the Government shall be in the form of Exhibit B attached hereto and made a
                                          ---------
part hereof.

     "Assignment of Claims Act" means Title 31, United States Code (S) 3727, and
      ------------------------
Title 41, United States Code (S) 15, as revised or amended, and any rules or regulations issued pursuant thereto, and also shall be deemed to include any other laws, rules or regulations governing the assignment of payments under Government Contracts or claims against a Government.

     "Billed" means that Borrower has submitted an invoice to a Customer
      ------
requesting payment for goods or services provided by Borrower.

     "Borrower" means Integral Systems, Inc. and any other person or entity that
      --------
becomes a co-maker of the Revolving Note (hereinafter defined).

     "Borrowing Base" means the sum of: (a) ninety percent (90%) on Eligible
      --------------
Prime Government Accounts, plus (b) eighty percent (80%) on Eligible Subcontractor and Commercial Accounts, plus (c) fifty percent (50%) on Eligible Timing Difference Unbilled Accounts not to exceed One Million and No/100 Dollars ($1,000,000.00), as of the date the Borrowing Base is measured. In the absence of manifest error, Lender's determination of the amount of the Borrowing Base shall be conclusive.

     "Borrowing Base Certificate" means a certificate substantially in the form
      --------------------------
of Exhibit C attached hereto and made a part hereof (or such subsequent form as
   ---------
the Lender shall require).

     "Borrowing Date" means the date on which an Advance is made.
      --------------

     "Business Day(s)" means any day that is not a Saturday, Sunday or banking
      ---------------
holiday in the Commonwealth of Virginia.

     "Capital Lease" means any lease which has been or should be capitalized on
      -------------
the books of the lessee in accordance with GAAP.

     "Cash Collateral Account" means an account which Lender reserves the right
      -----------------------
to establish in Borrower's name, with the Lender, for the purpose of receiving Payments, which shall constitute part of the Collateral unless and until disbursed to the Borrower or applied for the Borrower's account in accordance with this Agreement.

     "Closing Date" means December 9, 1999.
      ------------

     "Code" means the Internal Revenue Code of the United States, as amended.
      ----

     "Collateral" means all of the following kinds of property now owned or
      ----------
hereafter acquired by the Borrower:

               1.   all Accounts;

               2. all payments or rights to payment due or to become due under any Government Contract to which the Borrower is a party;

               3. all deposit accounts and other obligations or indebtedness owed to Borrower from whatever source arising;

               4.   all rights to receive any payment in money or in kind;

               5.   all chattel paper;

               6.   all General Intangibles;

               7. all books and records (including all records contained on any magnetic device or other type of computer recording device), and computer software and systems;

               8.   all policies of insurance and the proceeds thereof;

               9. all additions and accessions to and replacements of the collateral described above; and

               10. all products and proceeds of all of the collateral described above.

     "Commercial Accounts" means all Accounts due from Customers other than the
      -------------------
Government.

     "Contra Account" means an Account due from an account debtor to which the
      --------------
Borrower owes money.

     "Customer" means any governmental entity (federal, state, county, municipal
      --------
or otherwise) or business entity (corporation, association, partnership, limited liability company or partnership, sole proprietorship or otherwise) or individual(s) to which Borrower provides goods or services for compensation; however, certain individual agencies of the United States Government and certain branches of certain major corporations, as determined by the Lender in its sole discretion, shall be treated as Customers in their own right, separate and distinct from other such agencies or branches and from the United States Government or the corporation of which they are a part.

     "Debt" means (a) indebtedness or liability for borrowed money, or for the
      ----
deferred purchase price of property or services; (b) obligations as a lessee under a Capital Lease; (c) obligations to reimburse the issuer of letters of credit or acceptances; (d) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person, or otherwise to assure a creditor against loss; and (e) obligations secured by any lien or Encumbrance on property owned by the Borrower.

     "EBIT" means the Borrower's earnings before interest and taxes.
      ----

     "EBITDA" means the Borrower's earnings before interest, taxes, depreciation
      ------
and amortization.

     "Eligible" when used to describe an Account, means that the Account
      --------
conforms to the following criteria:

               1. the Account has been Billed or is a Timing Difference Unbilled Account;

               2. in the case of a Commercial Account or any Government Account, less than ninety-one (91) days have passed from the original billing date;

               3. at Lender's option, in the case of a Government Account, Borrower has made an Assignment of all Payments due or to become due under the Government Contract giving rise to the Account;

               4.   the Account arose from a bona fide sale of goods or services
                                             ---------
                    to a Customer; the goods or services have been delivered or provided to the Customer; Borrower possesses receipts from the Customer acknowledging delivery of the goods or performance of the services; and Customer has not returned or rejected the goods or services;

               5. the Account is based upon an enforceable written order or contract for goods or services;

               6. the Borrower's title to the Account is absolute and is not subject to any prior assignment, claim, escrow agreement or amendment; lien or security interest, and Borrower otherwise has the full and unqualified right and power to assign and grant a security interest in the Account to the Lender;

               7. the amount shown on the books of Borrower and on any invoice, certificate, schedule or statement delivered to the Lender is owing to Borrower and no partial payment has been received;

               8. the Account is not subject to any claim of reduction, counterclaim, set-off, recoupment or other defense in law or equity, or any claim for credits, allowances or adjustments by the Customer because of returned, inferior or damaged goods, unsatisfactory services or for any other reason;

               9. the Customer has not notified Borrower of any dispute concerning any of the goods or services giving rise to the Account, nor made claim that the goods or services fail to conform to the requirements of the Customer's order or contract, nor notified Borrower to cure any default under the Customer's order or contract;

               10. the Account does not arise out of a Customer's contract or order that by its terms forbids or makes void or unenforceable the Borrower's assignment of the Account to the Lender;

               11. Borrower has not received any note, trade acceptance draft or other instrument tendered in payment of the Account;

               12. Borrower has not received any notice of the death of the Customer or any partner in a Customer that is a partnership; nor has Borrower received any notice of dissolution, termination of existence, insolvency, business failure, appointment of a receiver for any part of the property of, assignment for the benefit of creditors by, or the filing of a petition in bankruptcy or the commencement of any proceeding under any bankruptcy or insolvency laws by or against the Customer;

               13. the Customer is not incorporated in any jurisdiction outside the United States and is not conducting its business primarily outside the United States;

               14. Borrower is not indebted in any manner to the Customer;

               15. no bond has been issued or is contemplated with respect to the goods or services furnished by the Borrower or with respect to the project or contract for which those goods or services were furnished; and

               16. the Account is not an Ineligible Account.

In the event of any dispute, under the foregoing criteria, as to whether an Account is, or has ceased to be, an Eligible Account, the Lender's reasonable decision shall control.

     "Encumbrance" means any mortgage, pledge, deed of trust, assignment,
      -----------
security interest, hypothecation, lien or charge of any kind (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

     "Environmental Laws" mean all laws relating to Hazardous Wastes, Toxic
      ------------------
Substances or materials that might be emitted, released or discharged into the environment or other laws or regulations protecting the environment.

     "Ending Date" means February 28, 2002.
      -----------

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

     "ERISA Affiliate" means an entity, whether or not incorporated, which is
      ---------------
under common control with the Borrower or any of its subsidiaries within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes the Borrower or any of its subsidiaries and which is treated as a single employer under Sections 414(b), (c), (m), or (o) of the Code.

     "Event of Default" means any one of the events specified as an "Event of
      ----------------
Default" under this Agreement.

     "Fixed Charge Coverage Ratio" means the sum of EBITDA and rent expense,
      ---------------------------
less current period capitalized software development costs; divided by the sum of: (i) the current maturities of long term debt in accordance with GAAP, (ii) interest, (iii) rent expense, (iv) cash taxes, and (v) dividends paid.

     "Funded Debt" means the sum of all obligations and indebtedness of Borrower
      -----------
to Lender and all interest bearing obligations of Borrower (including subordinated debt, if any), plus any projected obligation arising from the acquisition of a target company based on the target company's performance (the "Earn-out obligation"). The Earn-out obligation shall be determined by the annualized quarterly performance of the target company based on projected liability, as solely determined by Lender. In addition, Borrower is allowed to offset the Earn-out obligation with cash and cash equivalent investments, in excess of Three Million and No/100 Dollars ($3,000,000.00), which it holds during the applicable reporting period. Equity earn-out obligations are not included in this formula.

     "GAAP" means Generally Accepted Accounting Principals.
      ----

     "General Intangibles" means collectively and includes all of the following,
      -------------------
whether now owned or hereafter acquired by the Borrower: chooses in action, causes of action, all contract rights and all other intangible property of every kind and nature, including, without limitation, corporate or other business records, inventions, designs, patents, patent applications, trademarks, trademark applications, trade names, trade secrets, goodwill, registrations, copyrights, licenses, franchises, customer lists, tax refunds, tax refund claims, rights of claims against carriers and shippers, leases and rights to indemnification, together with all property which is included within the definition of "general intangibles" as set forth in the UCC.

     "Governance Documents" means the Borrower's Articles or Certificate of
      --------------------
Incorporation and Bylaws or other documents or agreements affecting the Borrower's corporate governance.

     "Government" means the government for the United States of America or the
      ----------
departments or agencies of the United States, but does not include the government of any state or the District of Columbia or any departments or agencies of any state or of the District of Columbia.

     "Government Accounts" means all Accounts arising out of any Government
      -------------------
Contract.

     "Government Contracts" means all contracts with a Government, including all
      --------------------
renewals, extensions, modifications, change orders and amendments thereof and thereto.

     "Guarantor" means  Integral Marketing, Inc., and Intersys, Inc., or any one
      ---------
of them, as the context may require.

     "Guaranty" means the Unconditional Guaranty or Unconditional Guarantees of
      --------
even date herewith executed by Guarantors.

     "Guidance Line of Credit" shall mean the Guidance Line of Credit facility
      -----------------------
granted to the Borrower pursuant to this Agreement, in the original principal amount of Six Million and No/100 Dollars ($6,000,000.00), or so much thereof as shall be advanced or readvanced and from time to time remain unpaid, as evidenced by the Guidance Note(s).

     "Guidance Note(s)" shall have the meaning assigned to such term in Section
      ----------------
2.2 hereof.

     "Hazardous Wastes" mean all waste materials subject to regulation under the
      ----------------
Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C.
(S)(S) 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C.
(S)(S) 6901 et seq., or applicable state law and any other applicable federal, state or local laws and their regulations now in force or hereafter enacted relating to hazardous wastes.

     "Ineligible Accounts" shall include the following Accounts:
      -------------------

          1. Accounts that do not conform with the criteria set forth for Eligible Accounts;

          2. An Account owing by any account debtor for which the Lender has deemed fifty percent (50%) or more of the account debtor's other Accounts to be non-Eligible;

          3.   Accounts payable by the District of Columbia;

          4. Government Accounts arising under Government Contracts which contain an express prohibition against assignment of Borrower's rights to Payment;

          5. The last payment due on a Government Account, unless such Government Account arises from a Government Contract which is a "fixed price contract" (as defined in the Federal Acquisition Regulations) which does not include any provision for progress payments, incentive arrangements or price redetermination;

          6.   Contra Accounts;

          7. Accounts receivable from Affiliates of subsidiaries of the Borrower; and

          8. Any Account deemed by the Lender, in the exercise of its sole and reasonable discretion, to be an Ineligible Account because of uncertainty as to the creditworthiness of the Customer or because the Lender otherwise considers the collateral value thereof to the Lender to be impaired or its ability to realize such value to be insecure.

However, Borrower may request that Lender regard as Eligible any Account that would otherwise be classified an Ineligible Account. Lender may grant or deny any such request in its sole discretion.

     "Intellectual Property" shall mean all patents, licenses, trade names,
      ---------------------
trademarks, copyrights, inventions, service marks, trademark registrations, service mark registrations and copyright registrations, whether domestic or foreign and applications for any of the foregoing, and all proprietary technology, know-how, trade secrets or other intellectual property rights owned or used by the Borrower or any subsidiary in the operation of their respective businesses.

     "Item" means any "item" as defined in Section 4-104 of the Uniform
      ----
Commercial Code, to include, without exclusion or limitation, checks, drafts, money orders or other media by which Payment may be made.

     "Lender" means Bank of America, N.A. and its successors and assigns.
      ------

     "Letter of Credit" means a letter of credit issued by the Lender for the
      ----------------
account of the Borrower under this Agreement.

     "Loan" shall mean either the Revolving Loan or the Guidance Line of Credit,
      ----
as applicable.

     "Loan Documents" mean this Agreement, the Revolving Note, the Guidance
      --------------
Note(s), if any, the Guaranty, or any other document executed by the Borrower or any other Person evidencing, securing, guaranteeing or relating to either the Revolving Loan or the Guidance Line of Credit, as applicable.

     "LOC Obligations" means, at any time, the sum of (i) the maximum amount
      ---------------
which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit; plus (ii) the aggregate amount of all drawings under Letters of Credit honored by Lender but not reimbursed.

     "Maximum Revolving Commitment Amount" means Nine Million and No/100 Dollars
      -----------------------------------
($9,000,000.00), or such lesser amount that Borrower may request as hereinafter provided.

     "Multiemployer Plan" means a Plan which is a multiemployer plan as defined
      ------------------
in Sections 3(37) or 4001(a)(3) of ERISA.

     "Multiple Employer Plan" means a Plan which the Borrower or any of its
      ----------------------
subsidiaries or any ERISA Affiliate and at least one employer other than the Borrower or any of its subsidiaries or any ERISA Affiliate are contributing sponsors.

     "Net Worth" shall have the meaning assigned to such term in accordance with
      ---------
GAAP.

     "Operating Account" means a demand deposit account to be established by the
      -----------------
Borrower with the Lender for the Borrower's use in connection with its business operations and with the Revolving Loan.

     "Payment" or "Payments" means any check, draft, cash or any other
      -------      --------
remittance or credit in payment or on account of any or all of the Accounts applied pursuant to the Loan Documents.

     "PBGC" means the Pension Benefit Guaranty Corporation established pursuant
      ----
to Subtitle A of Title IV of ERISA and any successor thereto.

     "Person" means any individual, partnership, association, trust,
      ------
corporation, limited liability company or partnership, or other entity.

     "Plan" means any employee benefit plan (as defined in Section 3(3) of
      ----
ERISA) which is covered by ERISA and with respect to which the Borrower or any of its subsidiaries or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

     "Prime Government Account" means a Government Account which arises from
      ------------------------
Borrower's performance of a Government Contract as a prime contractor to the Government.

     "Reportable Event" means a "reportable event" as defined in Section 4043 of
      ----------------
ERISA with respect to which the notice requirements to the PBGC have not been waived.

     "Revolving Loan" means the Revolving Loan facility made available by Lender
      --------------
to Borrower in the maximum principal amount of Nine Million and No/100 Dollars ($9,000,000.00), evidenced by the Revolving Note.

     "Revolving Note" means the Borrower's promissory note, of even date, in the
      --------------
amount of Nine Million and No/100 Dollars ($9,000,000.00), payable to the order of the Lender, and evidencing Borrower's obligation to repay the Revolving Loan.

     "Single Employer Plan" means any Plan which is covered by Title IV of
      --------------------
ERISA, but which is not a Multiemployer Plan.

     "Subcontractor Government Account" means a Government Account which arises
      --------------------------------
from Borrower's performance of a Government Contract as a subcontractor.

     "Termination Event" means (i) with respect to any Plan, the occurrence of a
      -----------------
Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal of the Borrower or any of its subsidiaries or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under
Section 4042 of ERISA; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (vi) the complete or partial withdrawal of the Borrower or any of its subsidiaries or any ERISA Affiliate from a Multiemployer Plan.

     "Timing Difference Unbilled Account" means an Unbilled Account which (i)
      ----------------------------------
meets all criteria for an Eligible Account and (ii) will be billed within thirty
(30) days of the date the goods or services were delivered or provided by Borrower to Customer and received and accepted by Customer.

     "Toxic Substances" mean any materials which have been shown to have
      ----------------
significant adverse effects on human health or which are subject to regulation under the Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601 et seq., applicable state law, or any other applicable federal, state or local laws now in force or hereafter enacted relating to toxic substances. "Toxic Substances" includes, but is not limited to, asbestos, polychlorinated biphenyls (PCBs), petroleum products, and lead-based paints.

     "Unbilled" means that Borrower has not submitted an invoice to a Customer
      --------
requesting payment for goods or services provided by Borrower.

     1.2       Accounting Terms.  Accounting terms used in this Agreement but
               ----------------
not defined in this Agreement shall have the meanings given to them under GAAP.

     1.3       Use of Defined Terms.  All terms defined in this Agreement shall
               --------------------
have the same defined meanings when used in any certificate, report or other document made or delivered in connection with this Agreement, unless otherwise set forth therein.

     1.4       UCC Terms.  Terms that incorporate definitions provided in the
               ---------
Uniform Commercial Code ("UCC") of a particular state have the meanings ascribed to them in the Uniform Commercial Code as adopted in that state. Terms not otherwise defined herein and not incorporating a definition under the Uniform Commercial Code of any particular state, but which are defined in the Uniform Commercial Code as adopted by the Commonwealth of Virginia, shall have the meanings ascribed to them under the Uniform Commercial Code as adopted by the Commonwealth of Virginia.

     ARTICLE 2.  LOAN.
     ----------------

     2.1       Revolving Line of Credit.  The Lender agrees to extend the
               ------------------------
Revolving Loan to Borrower, subject to the terms and conditions of this Agreement. Until the Ending Date, Borrower may borrow, repay and reborrow Advances in accordance with this Agreement.

          a.  Amount of Credit.  The maximum outstanding aggregate principal
              ----------------
amount of all Advances under the Revolving Loan shall not at any time exceed the
(i) lesser of  the Maximum Revolving Commitment Amount or the Borrowing Base,
    ------
less (ii) any LOC Obligations.
----

          b.  Pre-Approval for acquisitions.  Borrower is pre-approved to make
              -----------------------------
acquisitions so long as:

             (1) Total cash consideration for any one or all acquisitions do not exceed Fifteen Million and No/100 Dollars ($15,000,000.00). Borrower will maintain at least Three Million and No/100 Dollars ($3,000,000.00) cushion for working capital advances following the cash advances required to complete the transaction.

             (2) On a proforma basis, Borrower meets all covenants as outlined in this Agreement.

             (3) The target company is within the same general line of business as the Borrower.

             (4) The target company may not be an unwilling participant in the acquisition.

             (5) The target company is located within the United States of America.

             (6) The target company's sellers will not gain more than a 20% ownership stake in the Borrower as a result of the transaction.

             (7) The target company is added as a Borrower within thirty (30) days of completion of the transaction, to the satisfaction of the Lender. No assets of the target company may be used to calculate the Borrowing Base until such time that the target company has been added as a Borrower.

         c.  Mandatory Prepayments.  If at any time the outstanding
             ---------------------
principal balance under the Revolving Note exceeds the maximum amount of credit then available under the Revolving Loan, Borrower shall make an immediate principal payment on the Revolving Loan in an amount sufficient to reduce the outstanding principal balance to the amount permitted under this Agreement.

         d.  Procedure for Advances.  Borrower may request Advances by
             ----------------------
telephone through its designated employee or employees as hereinafter provided. Each Advance request must be for more than Twenty-five Thousand and No/100 Dollars ($25,000.00) and received by Lender not later than 1:00 p.m. (Eastern Standard time) on the date the Advance is to be made and must specify the amount of the Advance. Lender shall deposit the Advance into Borrower's Operating Account with Lender if Borrower is entitled to the Advance subject to the terms and conditions of this Agreement.

         e.  Letter of Credit Subfacility.  Lender shall issue Letters
             ----------------------------
of Credit for the account of the Borrower from time to time upon request from the Closing Date until the Ending Date, subject to the following terms and conditions:

             (1) the aggregate amount of LOC Obligations shall at no time exceed One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00);

             (2) any request for a Letter of Credit to be issued must be delivered and received by Lender not later than five (5) business days prior to the date that Borrower wishes to have the Letter of Credit issued;

             (3) no Letter of Credit shall have an original expiration date more than one year from the date of issuance or extending beyond the Ending Date;

             (4) the form of each Letter of Credit must be satisfactory to the Lender, in its sole judgment. At Lender's option, Letters of Credit shall be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (Publication No. 500 or the most recent publication, the "UCP");

             (5) issuance of the Letter of Credit shall not cause the amount outstanding under the Revolving Loan to exceed the Borrowing Base, taking into account the reduction in the Borrowing Base that would result from the issuance of the Letter of Credit;

             (6) issuance of the Letter of Credit shall not cause the sum of:
(i) LOC Obligations; plus (ii) the principal amount outstanding under the Revolving Note to exceed the Maximum Revolving Commitment Amount;

             (7) Lender shall not be required to issue any Letter of Credit if any circumstance exists that would entitle Lender not to honor a request for an Advance under the Revolving Loan;

             (8) Lender shall promptly notify the Borrower of any drawing under any Letter of Credit, and the Borrower shall immediately reimburse Lender for the amount of the drawing. The Borrower's obligation to reimburse the Lender for any drawing under a Letter of Credit shall be absolute and unconditional, irrespective of any rights of set-off, counterclaim or defense to payment the Borrower may claim or have against the Lender, the beneficiary of the Letter of Credit or any other Person;

             (9) Unless the Borrower makes reimbursement from another source on the day of the drawing under any Letter of Credit, the Borrower shall be deemed to have requested an Advance under the Revolving Loan in the amount of the drawing, and (i) Lender, at its option, may make such an Advance and apply the proceeds of the Advance to satisfy the Borrower's obligation to reimburse Lender for the amount drawn on the Letter of Credit; and (ii) the Advance shall be repayable, with interest, in accordance with the terms and conditions of the Revolving Note; and

             (10) no Event of Default has occurred and remains uncured, and no event has occurred or circumstance exists which, with the passage of time or the giving of notice or both, would constitute an Event of Default.

          f. Repayment of Revolving Loan.  Borrower promises to repay the
             ---------------------------
Revolving Loan, with interest, at the time and in the manner and in accordance with the terms provided in the Revolving Note. Borrower authorizes Lender to effect payment of sums due under the Revolving Note by means of debiting Borrower's Operating Account. This authorization shall not affect the obligation of Borrower to pay such sums when due, without notice, if there are insufficient funds in Borrower's Operating Account to make such payment in full on the due date thereof, or if Lender fails to debit Borrower's Operating Account.

          g. Use of Revolving Loan Proceeds.  The proceeds of the Revolving
             ------------------------------

Loan shall be used for working capital, letter of credit issuances, to facilitate certain acquisitions and to finance the performance of Government Contracts.

          h. Revolving Loan Fees.  Borrower promises to pay Lender the
             -------------------
following fees in consideration of entering into this Agreement. These fees are in addition to interest payable under the Revolving Note:

             (1) an annual commitment fee of .15%, payable in equal quarterly installments over the term of the Revolving Loan based on the Maximum Revolving

     Commitment Amount, with the first payment payable on the Closing
     Date.

             (2) a unused fee based per annum on the unused portion of the Maximum Revolving Commitment Amount, calculated in accordance with the following pricing grid:


Total Funded Debt to EBITDA                                         Unused Fee

2.75:1 Less than Pricing Ratio (hereinafter defined)                   35

1.5:1 Less than Pricing Ratio Less than = 2.75:1                       30

1.0:1 Less than Pricing Ratio Less than = 1.5:1                        25

Pricing Ratio Less than = 1.0:1                                        20

     and payable quarterly, in arrears, commencing on the first day following the end of the first fiscal quarter of Borrower after the date of this Agreement. Pricing Ratio is Funded Debt divided by Net Income plus Interest Expense, Taxes, Depreciation, and Amortization minus current period Capitalized Software Development Costs. The unused fee shall be determined by applying a per-diem rate of interest based on the interest rate set forth herein, calculated on the basis of a 360 day year, to the actual number of days that the portion of the Maximum Revolving Commitment Amount is unused.

               (3) The fee for each Letter of Credit issued shall be an amount equal to 1.5% per draw to be paid in advance. In addition, Borrower shall reimburse Lender for any other fees incurred by Lender in connection with each Letter of Credit. The Lender is authorized to make an Advance on behalf of Borrower in an amount equal to all sums required to be paid by Borrower to Lender in respect of any such Letter of Credit pursuant to the terms of the Letter of Credit agreement (including the fee set forth above), provided that the Lender may, but shall not be obligated to make such Advance if, after the disbursement thereof, the aggregate principal amount on the Revolving Loan then outstanding would exceed the Maximum Revolving Commitment Amount. The provisions of the Letter of Credit agreement are deemed incorporated in this Agreement by this reference and shall be binding upon the Lender and Borrower as if fully set forth herein. If a conflict exists between the terms of the Letter of Credit agreement and any other Loan Document, the terms of the Letter of Credit agreement shall control with respect to any Letter of Credit issued pursuant to such Letter of Credit agreement but not as to other matters governed by this Agreement or such Loan Document.

               (4) The Lender reserves the right to perform field examinations at any time, in its sole discretion. Each field examination will be at the Borrower's expense.

               (5) The Lender reserves the right to conduct a collateral business audit of a target company when the acquisition of such target company does not meet the pre-approval characteristics noted in subsection
     (b) of this Section. The cost of such an audit shall be the responsibility of the Borrower; provided, that the cost of said collateral business audit shall not exceed Seven Thousand Five Hundred and No/100 Dollars ($7,500.00), unless agreed upon in advance by the Lender and the Borrower.

     2.2       Guidance Line of Credit.  The Lender agrees to extend to Borrower
               -----------------------
a Guidance Line of Credit, which shall be in the original principal amount of Six Million and No/100 Dollars ($6,000,000.00), or so much thereof as shall be advanced or readvanced and from time to time remain unpaid, and bear interest and be payable in accordance with the terms of certain Guidance Line of Credit Note(s) (together with all renewals, extensions, modifications and substitutions thereof or therefor, the "Guidance Note(s)"). The form of such Guidance Note(s) shall be satisfactory to Lender. It is understood and agreed that advances under the Guidance Line of Credit shall be in the sole discretion of the Lender, and the Lender shall have no obligation to advance sums in connection with the Guidance Line of Credit unless the Lender, in its sole discretion, desires to do so (even if the Borrower is in compliance with all terms and conditions of this Agreement and the other Loan Documents). Borrower promises to pay Lender, in addition to the interest due under the Guidance Note(s), a commitment fee of
 .35% payable in advance of each draw under the Guidance Note(s), based on the amount of each draw under the Guidance Note(s).

     ARTICLE 3.  CONDITIONS PRECEDENT TO LOAN.
     ----------------------------------------

     3.1       Conditions Precedent to Initial Advance.  The obligation of the
               ---------------------------------------
Lender to make any Advance under either the Revolving Loan or the Guidance Line of Credit, as applicable, is subject to the satisfaction (in the sole judgment of the Lender) of the following conditions on or before the Closing Date:

                   a.      Representations and Warranties; Compliance.  All
                           ------------------------------------------
representations and warranties made by Borrower in or in connection with this Agreement or any of the other Loan Documents or otherwise made in writing in connection with this Agreement shall be true and correct on the Closing Date, and the Borrower shall have performed all of the promises or undertakings under this Agreement and satisfied all of the conditions of this Agreement that the Borrower was required to perform or to satisfy as of the Closing Date.

                   b.      Documents Concerning the Borrower.  Borrower
                           ---------------------------------
shall deliver to the Lender copies of all documents requested by the Lender, including a complete, correct and current copy of the Borrower's Articles of Incorporation, certified by the Secretary of State of the Borrower's state of incorporation; a complete, correct and current copy of its Bylaws, certified by Borrower's corporate secretary; a complete, correct and current copy of all resolutions of Borrower's Board of Directors authorizing the execution, delivery and performance of this Agreement and of the other Loan Documents, certified by Borrower's corporate secretary; and appropriate certificates of incumbency for those officers of Borrower executing this Agreement or any of the other Loan Documents, certified by Borrower's corporate secretary and president. In addition, the following documents and materials shall have been delivered to the Lender, and must be satisfactory to the Lender in form and substance:

               (1) All supporting documentation with regard to the Borrower, the Revolving Loan and the Guidance Line of Credit as the Lender may require;

               (2) Such additional information, instruments, opinions, documents, certificates and reports relating to the Borrower or the Collateral as the Lender may deem necessary;

               (3) Such lien releases or termination statements as Lender may deem necessary to remove any Encumbrances on the Collateral; and

               (4) Results of a field examination conducted by the Lender or by a certified public accounting firm engaged by the Lender.

          c.   Executed Notes, Guaranty and Loan Documents. Borrower shall
               -------------------------------------------

deliver to the Lender, fully executed: this Agreement, the Revolving Note, the Guidance Note(s), the Guaranty, Assignments of Government Contracts and such other documents, instruments and certificates as the Lender may reasonably require, in form and substance satisfactory to the Lender. All taxes, fees and charges with respect to the preparation, filing and recording of the Loan Documents shall have been paid by Borrower. The Lender shall have received such landlord and mortgagee waivers as it shall request with respect to any landlord or mortgagee which may claim or have an interest in any of the Collateral.

          d.   Financing Statements.  All Financing Statements deemed necessary
               --------------------

by the Lender to perfect its security interest in the Collateral or any other collateral securing the Loan.

          e.   Operating Account.  The Borrower shall establish the Operating
               -----------------
Account with the Lender.

          f.   Compliance with Covenants.  Borrower shall establish to Lender's
                              -------------------------

satisfaction that the Advance will not cause Borrower to cease to comply with Borrower's financial covenants as set forth hereinafter.

          g.   Borrowing Base Certificate.  Borrower shall deliver to the Lender
               --------------------------
a Borrowing Base Certificate dated as of the Closing Date with supporting schedules attached thereto, including without limitation, current Accounts Receivable and Accounts Payable reports.

 3.2   Future Advances.  The obligation of the Lender to make any Advance under
       ---------------
the Revolving Loan subsequent to the Closing Date is further conditional on:

          a. the Lender's determination, in its sole and reasonable judgment, that the conditions precedent to the first Advance are satisfied as of the Borrowing Date for the subsequent Advance;

          b. the Lender's receipt of a Borrowing Base Certificate, executed by a duly authorized officer of the Borrower with supporting updated schedules attached thereto;

          c. all representations and warranties contained herein shall be true and correct in all material respects at the date of such disbursement;

          d. the Lender's determination, in its sole discretion, that no material adverse change has occurred in the financial condition of the Borrower from that disclosed in the most recent financial statements furnished to the Lender prior to the Closing Date; and

          e. no Event of Default has occurred and remains uncured, and no event has occurred or circumstance exists which, with the passage of time or the giving of notice or both, would constitute an Event of Default.

     3.3       Lender's Right To Rely On Communications.  Borrower shall provide
               ----------------------------------------
the Lender with written notice designating employees or agents of the Borrower who are authorized to communicate with Lender on the Borrower's behalf regarding Advances and other matters pertaining to this Agreement. Until further notice, Borrower designates Gary Prince and Elaine M. Parfitt, or any one of them, as individuals authorized to communicate with the Lender. The Borrower authorizes the Lender to accept, rely upon, act upon and comply with, any verbal or written instructions, requests, confirmations and orders of any employee or agent so designated by the Borrower. The Borrower acknowledges that the transmission between the Borrower and the Lender of any such instructions, requests, confirmations and orders involves the possibility of errors, omissions, mistakes and discrepancies and agrees to adopt such internal measures and operational procedures as Borrower deems necessary to protect its interests. The Borrower hereby assumes all risk of loss arising out of: (i) the Lender's acceptance, reliance on, compliance with or observation of any such instructions, requests, confirmations or orders; and (ii) any such errors, omissions, mistakes and discrepancies, except those caused by the Lender's gross negligence or willful misconduct. Borrower agrees to indemnify Lender and to hold Lender harmless for and from all claims, demands, suits, actions, judgments, decrees, losses or damages, including attorneys' fees and expenses, that Lender may incur as a result of the foregoing events or occurrences for which the Borrower has assumed the risk of loss.

     ARTICLE 4.  SECURITY.
     --------------------

     4.1       Grant of Security Interest.  As security for (i) the payment of
               --------------------------
the Loan, and any other extensions of credit, loans, letters of credit or other financial accommodations now or hereafter made by the Lender for the benefit of the Borrower, and (ii) for any other liability or obligation of Borrower to Lender whether now or hereafter existing, of every kind and description, whether or not evidenced by notes or other instruments, and whether or not such liability or obligations are direct or indirect, fixed or contingent, liquidated or unliquidated, the Borrower hereby assigns, grants and conveys to the Lender a security interest in the Collateral. In addition, except as prohibited by law, Borrower grants to Lender a security interest in all accounts of Borrower with Lender or any of Lender's Affiliates. The Borrower further agrees that the Lender shall have in respect of the Collateral all of the rights and remedies of a secured party under the Uniform Commercial Code, other applicable law and this Agreement. The Borrower covenants and agrees to execute and deliver such financing statements and other instruments and filings or perform any and all acts as are necessary in the opinion of the Lender to perfect, maintain and protect the security interest hereby granted. The Borrower shall not dispose of the Collateral, or any part thereof, other than in the ordinary course of its business or as otherwise may be permitted by this Agreement.

     4.2       Certain Rights of the Lender.    The Lender shall have the right,
               ----------------------------
but not the obligation, (i) to pay any taxes or levies on the Collateral or any costs to repair or to preserve the Collateral; and (ii) to cure any defaults by Borrower on contracts by the Borrower intended to give rise to Accounts. Such payments and the costs of curing such defaults shall constitute Advances under either the Revolving Note or the Guidance Line of Credit, as applicable, and shall be secured pursuant to this Agreement notwithstanding that such Advances may cause the unpaid principal balance of the Loan to exceed the Maximum Revolving Commitment Amount.

     4.3       Financing Statements.  At the request of the Lender, Borrower
               --------------------
will join with the Lender in executing financing statements, continuation statements and other documents with respect to the Collateral pursuant to the Uniform Commercial Code or otherwise, in form satisfactory to the Lender, and Borrower will pay the cost of filing the same in all public offices wherever the Lender deems filing to be necessary or desirable. Borrower agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement; provided, however, that it shall not limit the obligations of Borrower as previously set forth herein. Borrower grants the Lender the right, at the Lender's option, to file any or all such financing statements, continuation statements and other documents pursuant to the Uniform Commercial Code and otherwise, without Borrower's signature, and irrevocably appoints the Lender as Borrower's attorney-in-fact to execute any such statements and documents in Borrower's name and to perform all other acts which the Lender deems appropriate to perfect and to continue the security interests conferred by this Agreement.

     4.4       Records of Collateral; Information.  Borrower at all times will
               ----------------------------------
maintain accurate books and records covering the Collateral. Borrower immediately will mark all books and records with an entry showing the absolute assignment of and granting of a security interest in all Collateral to Lender, and hereby grants the Lender the right to audit the books and records of Borrower relating to Collateral at any time and from time to time. Borrower shall (i) promptly furnish the Lender with any information with respect to Collateral requested by Lender; (ii) allow the Lender or its representatives to inspect the Collateral, at any time and wherever located, and to inspect and copy, or furnish the Lender or its representatives with copies of all records relating to the Collateral; (iii) furnish the Lender or its representatives such information as the Lender may request to identify the Collateral, at the time and in the form requested by Lender; and (iv) deliver upon request to Lender shipping and delivery receipts evidencing the shipment of goods and invoices evidencing the receipt of the Collateral and payment for the Collateral.

     4.5       No Release.  No injury to the Collateral, loss or destruction of
               ----------
the Collateral, failure to perfect or to continue the perfection of Lender's security interest in the Collateral, or release of Lender's security interest in the Collateral, or any part of it, shall relieve Borrower of any obligation under this Agreement or under any of the other Loan Documents. Borrower expressly waives all defenses based on suretyship or impairment of collateral, and shall not be released or discharged of any obligation under the Loan Documents, in whole or in part, by Lender's failure to protect or preserve the Collateral. No Person, in deciding to enter into this Loan Agreement, has relied on the execution of this Loan Agreement or the granting of a security interest in Collateral by any other Person. Each Person comprised by the term Borrower waives notice of any change in financial condition of any Person liable for the Loans or any part thereof, and agrees that maturity of the Loans or any part thereof may be accelerated, extended or renewed one or more times by Lender in its discretion, without notice to the Person and without affecting Lender's security interest in the Collateral. Lender shall not be required to bring any action against any other Person or to resort to any other security or to any balance of any deposit account as a condition of enforcing its rights against any of the Collateral.

     4.6       Assignment of Payments Under Certain Government Contracts and
               -------------------------------------------------------------
Government Accounts.  Lender may, in its sole discretion, require that Borrower
-------------------
execute and deliver to the Lender specific Assignments of Payments due or to become due with respect to any Government Account designated by the Lender. Borrower shall execute and deliver any and all documents and take any and all steps necessary to provide the Lender with an Assignment. The separate Assignment to the Lender of a right to payment under specific Government Contracts, as contemplated under this Section, shall not be deemed to limit the Lender's security interest to Payments under those particular Government Contracts and the related Government Accounts, but rather the Lender's security interest, as stated above, shall extend to Payments under any and all Government Contracts and the related Government Accounts and proceeds thereof, now or hereafter owned or acquired by Borrower.

     4.7       Additional Remedy for Failure to Assign Payments.  Borrower
               ------------------------------------------------
acknowledges that the Lender will be irreparably harmed if Borrower fails to assign Payments due or to become due under any Government Contract when required by this Agreement, and that the Lender shall have no adequate remedy at law. Therefore, the Borrower agrees that the Lender shall be entitled, in addition to all other remedies allowed by law or under this Agreement, to injunctive or other equitable relief to compel Borrower's compliance with the provisions of this Agreement requiring the Borrower to assign Payments due or to become due under any Government Contract.

     4.8       Indemnification.  In any suit, proceeding or action brought by or
               ---------------
against the Lender relating to the Collateral, the Borrower will save, indemnify and keep the Lender harmless from and against all reasonable expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of any obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from the Borrower, and all such obligations of the Borrower shall be and remain enforceable against and only against the Borrower and shall not be enforceable against the Lender. The foregoing obligation of the Borrower to indemnify the Lender shall survive the payment of the Loans and the termination of this Agreement but shall not extend to any suit, proceeding or action arising out of the Lender's gross negligence or willful misconduct.

     ARTICLE 5.  BORROWER'S REPRESENTATIONS AND WARRANTIES.
     -----------------------------------------------------

     To induce the Lender to enter into this Agreement and to extend the Revolving Loan and the Guidance Line of Credit to Borrower, Borrower makes the following representations and warranties to the Lender. These representations and warranties are continuing, and each request for an Advance shall be deemed to be an affirmation of these representations and warranties are true in all material respects as of the date of the most recent Borrowing Base Certificate submitted prior to the request.

     5.1  Corporate Authority; Subsidiaries.
          ---------------------------------

          a. Borrower (i) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, (ii) is qualified to do business as a foreign corporation and is in good standing in all jurisdictions where its activities or ownership of property require such qualification, and (iii) has the full and unrestricted power and authority, corporate and otherwise, to own, operate and lease its properties, to carry on its business as currently conducted, to execute and deliver and perform the Loan Documents, to incur the obligations provided for herein and therein, and to perform the transactions contemplated hereby and thereby (including without limitation, the creation of the lien and security interest in favor of the Lender in the Collateral, the Assignments and any other Collateral required by this Agreement), all of which have been duly and validly authorized by all proper and necessary action (all of which actions are in full force and effect). Borrower has no subsidiaries other than those previously disclosed in writing to the Lender. The Borrower maintains its chief executive office at the following location:

          Integral Systems, Inc.
          5000 Philadelphia Way
          Suite A
          Lanham, Maryland 20706

          b. Integral Marketing, Inc., as a guarantor, (i) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, (ii) is qualified to do business as a foreign corporation and is in good standing in all jurisdictions where its activities or ownership of property require such qualification, and (iii) has full corporate power and authority to own its assets, to transact the business in which it is now engaged or in which it is proposed to be engaged, and to execute, deliver and perform the Guaranty.

         c. Intersys, Inc., as a guarantor, (i) is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and (ii) has full corporate power and authority to execute, deliver and perform the Guaranty.

    5.2  Approvals.  Borrower has provided Lender with a true and accurate
          ---------
certificate of a Resolution of the Borrower's Board of Directors authorizing the loan transactions contemplated by this Agreement. No further approval, consent or other action by the stockholders of Borrower, by any governmental authority or by any other Person is or will be necessary to permit the valid execution, delivery or performance by Borrower of this Agreement or any of the other Loan Documents.

     5.3  Binding Effect, No Violations.  Each of the Loan Documents, upon its
          -----------------------------
execution and delivery, will constitute a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms. The execution, delivery and performance of the Loan Documents will not (i) violate, conflict with or constitute a default (with due notice, lapse of time or both) under any law, regulation, order or any other requirement of any court, tribunal, arbitrator or governmental authority, any terms of the Articles or Certificate of Incorporation or Bylaws of Borrower, or any contract, agreement or other arrangement binding upon or affecting Borrower or any of its properties, or (ii) result in the creation, imposition or acceleration of any indebtedness or any Encumbrance of any nature upon, or with respect to, Borrower or any of its properties, except such Encumbrances in favor of Lender.

     5.4  Litigation.  Except as set forth in Exhibit D attached hereto and made
          ----------                          ---------
a part hereof, previously disclosed to the Lender in writing, there is no claim, litigation, proceeding or investigation pending, threatened or reasonably anticipated against or affecting Borrower, its properties or business, this Agreement, any of the other Loan Documents, or any of the transactions contemplated hereby or thereby, before or by any court, tribunal, arbitrator or governmental authority, and there is no possibility of any judgment, liability or award which reasonably may be expected to result in any material adverse change in the business, operations, prospects, properties or assets or condition, financial or otherwise, of Borrower. Borrower is not in default with respect to any judgment, order, writ, injunction, decree, rule, award or regulation of any court, governmental instrumentality or agency, commission, board, bureau, arbitrator or arbitration panel.

     5.5  Title to and Condition of Assets.  Except as previously disclosed to
          --------------------------------
the Lender by Borrower in writing, the Borrower has good, valid and marketable title to all of its properties and assets (whether real or personal), and there exist no Encumbrances on any of Borrower's properties or assets, including without limitation, the Collateral. All personal property of Borrower which is necessary for Borrower's operations is in good operating condition and repair, and is suitable and adequate for the uses for which it is being used. Upon the execution and delivery of this Agreement, and upon the filing of financing statements or the Lender's taking possession of the Collateral, as the case may be, the Lender will have a good, valid and perfected first priority lien and security interest in the Collateral, subject to no Encumbrance in favor of any other Person.

     5.6  Loan Application.  The statements made and the documents delivered by
          ----------------
Borrower to the Lender in connection with its application for the Revolving Loan and the Guidance Line of Credit, and in connection with this Agreement and the other Loan Documents are true, correct and complete, in all material respects, omit no material facts, are not misleading, and present fairly the condition (financial or otherwise) of Borrower.

     5.7  No Change.  No change in the business, operations, properties or
          ---------
condition (financial or otherwise) of Borrower or Guarantor, or any other event, has occurred since the date of the most recent financial statements submitted to the Lender by Borrower, which change might adversely affect the ability of Borrower to perform or comply with all terms, conditions and agreements to be performed or complied with by Borrower under this Agreement or under any of the other Loan Documents, or to perform the transactions contemplated by this

Agreement or the other Loan Documents.

     5.8  Taxes.  Borrower has timely filed all tax returns and reports required
          -----
by any governmental authority to be filed by Borrower, and such returns and reports are true and correct. Borrower has paid all taxes, assessments and other government charges imposed upon it or its income, profits or properties, or upon any part thereof, other than those presently payable without penalty or interest and Borrower has timely filed all claims for refunds to which Borrower is entitled. The amounts reserved as a liability for income and other taxes payable in the most recent financial statements of Borrower provided to the Lender are sufficient for the payment of all unpaid federal, state, county and local income, excise, property and other taxes, whether or not disputed, of Borrower accrued for or applicable to the period and on the dates of such financial statements and all years and periods prior thereto, and for which Borrower may be liable in its own right or as a transferee of the assets of, or as successor to, any other Person.

     5.9  No Event of Default.  As of the date this representation and warranty
          -------------------
is made (or remade), no Event of Default, and no event which with notice, lapse of time or other condition would constitute an Event of Default, has occurred and is continuing.

     5.10  Compliance with Laws, Governance Documents and Agreements.  Borrower
           ---------------------------------------------------------
has complied and is in full compliance in all material respects with all applicable laws, ordinances, rules, regulations, orders and other requirements of any governmental authority or arbitrator, and with all terms and conditions of its Governance Documents, and with each agreement binding upon or affecting Borrower or any of its properties. Borrower is not in default with respect to any Debt. Borrower will take all necessary actions to remain in full compliance with such laws, ordinances, rules, regulations, orders and any other requirements, the Governance Documents and all other agreements. Should Borrower be deemed by any governmental authority or deem itself to be in violation of any relevant law, ordinance, rule, regulation, orders or other requirement, Governance Document or agreement, Borrower shall notify the Lender promptly of such violation and take all necessary remedial actions. Without limiting the generality of the foregoing, Borrower represents to Lender that:
(1) Borrower has previously disclosed to Lender all of Borrower's activities that involve the use, manufacturing, storage, disposal, emission, discharge, generation or transportation of Hazardous Wastes, Toxic Substances or other materials regulated by Environmental Laws; (2) Borrower has complied and is in full compliance with all Environmental Laws; (3) Borrower maintains in full force and effect all permits required by Environmental Laws; and (4) there exists no pending or threatened litigation, order, ruling, notice or investigation regarding the Borrower's use, manufacturing, storage, disposal, emission, discharge generation or transportation of Hazardous Wastes or Toxic Substances or regarding any violation or alleged violation of any Environmental Laws.

     5.11  Licenses and Contracts.  All franchises, licenses, trademarks, trade
           ----------------------
names, copyrights, patents, permits, certificates, consents, approvals, authorizations, agreements and contracts necessary to operate Borrower's business as it currently is being operated and to own or lease Borrower's property have been obtained, are in effect, have been complied with in all material respects by Borrower, are free from challenge, and to the best of Borrower's knowledge are fully assignable to the Lender for the purpose of securing the Revolving Loan and the Guidance Line of Credit. Borrower has no knowledge and has not received any notice to the effect that any product it manufactures or sells, or any service it renders, or any process, method, know-how, trade secret, part or material it employs in the manufacture of any product it makes or sells or any service it renders, or the marketing or use by it or another of any such product or service, may infringe any trademark, trade name, copyright, patent, trade secret or legally protected right of any other Person.

     5.12  Intellectual Property.  The Borrower owns all right, title and
           ---------------------
interest in and to all Intellectual Property used in and material to the operation of its business or, for such Intellectual Property that is not owned, possesses adequate licenses or other legally enforceable rights to use the same. The Borrower has no reason to believe that any valid basis exists upon which a claim adversely affecting any such Intellectual Property may be asserted against the Borrower or any subsidiary. To the best knowledge of the Borrower, no Person is infringing upon the Intellectual Property used by the Borrower or any subsidiary material to the operation of their respective businesses. The Borrower has taken appropriate steps to protect the secrecy, confidentiality and value of its and all subsidiaries' rights in and to such Intellectual Property and to prevent others from using such Intellectual Property without consent.

     5.13  Disclosure.  No representation or warranty of Borrower contained in
           ----------
this Agreement or any of the Loan Documents and no written statement of fact furnished or to be furnished by Borrower to the Lender pursuant to this Agreement or any of the Loan Documents, when viewed together, contains or will contain any untrue statement of a fact material to the financial condition of Borrower, or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein, or furnished herewith or therewith, not misleading.

     5.14  Trade Name; Merger.  During the five years immediately preceding the
           ------------------
date of this Agreement, neither the Borrower nor any predecessor of the Borrower has used any corporate or fictitious name other than its current corporate name. Borrower utilizes no trade names in the conduct of its business, except as disclosed in writing to the Lender, and has not changed its name, or been the surviving entity in a merger or acquired any business.

     5.15  Payment of Employees and Subcontractors.  Borrower is not in default
           ---------------------------------------
with regard to the payment of any employee or subcontractor.

     5.16  ERISA  Borrower is in compliance with Borrower's obligations under
           -----
ERISA.  Without limiting the generality of the foregoing:

               a. During the five-year period prior to the date on which this representation is made or deemed made; (i) no Termination Event has occurred, and, to the best of the Borrower's knowledge, no event or condition has occurred or exists as a result of which any Termination Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan; (iii) each Plan has been maintained, operated and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

               b. The actuarial present value of all "benefit liabilities" under each Single Employer Plan (determined within the meaning of Section 401(a)(2) of the Code, utilizing the actuarial assumptions used to fund such Plans), whether or not vested, did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the current value of the assets of such Plan allocable to such accrued liabilities.

               c. Neither the Borrower nor any of its subsidiaries nor any ERISA Affiliate has incurred, or, to the best of the Borrower's knowledge, are reasonably expected to incur any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither the Borrower, any of its subsidiaries nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Borrower, reasonably expected to be in reorganization, insolvent or terminated.

              d. No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject the Borrower or any of its subsidiaries or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which the Borrower or any of its subsidiaries or any ERISA Affiliate has agreed or is required to indemnify any Person against any such liability.

     5.17  Supporting Documentation is Correct.  All documents, financial
           -----------------------------------
statements and other matters delivered to the Lender pursuant to this Agreement are and will be true and correct in all material respects.

     5.18  Regarding the Representations and Warranties.  The representations
           --------------------------------------------
and warranties made in this Agreement and all of the other Loan Documents (i) do not and will not contain, at the time furnished, any untrue statement of a material fact; and (ii) do not and will not omit to state any material fact necessary in order to make the statements contained therein not misleading.

     5.19  Representations and Warranties Deemed Redated and Remade.  The
           --------------------------------------------------------
representations and warranties made in this Agreement and all of the other Loan Documents are made as of the date of this Agreement and shall be deemed remade and redated as of the date of each advance of proceeds under any of the Loans and date of issuance of each Letter of Credit.

     5.20  Government Contracts.  Borrower is not currently in default as to the
           --------------------
terms of any Government Contract, and no Government Contract has been canceled or terminated by the Government in the past ten years. No Government Contract for which Payments have been assigned to the Lender as Collateral is dependent on appropriations, except as previously disclosed to the Lender in writing.

     5.21  No Debarment.  Borrower is not subject to any pending or threatened
           ------------
debarment proceedings.

     5.22  Assignment of Payments.  Borrower has the right to assign to Lender
           ----------------------
all Payments due or to become due under each of Borrower's Government Contracts, and there exists no uncancelled prior Assignment of Payments under any of Borrower's Government Contracts.

     5.23  Assignment of Claims Act.  In the event that Lender receives  a
           ------------------------
direct assignment of Payments under a Government Contract, Borrower shall be in compliance with any and all of the requirements of the Assignment of Claims Act, where such statutes are applicable to any Government Contract, and shall take all such other action as may be necessary to facilitate the assignment and perfection of the Lender's interest in Payments under any Government Contract.

     ARTICLE 6.  BORROWER'S AFFIRMATIVE COVENANTS.
     ---------------------------------------------

     Until all obligations of Borrower under this Agreement and the other Loan Documents are paid in full and performed, Borrower covenants and agrees that it shall:

     6.1  Payment of Loan.  Punctually make the payments on the Loan at the
          ---------------
times and places and in the manner specified in either the Revolving Note or the Guidance Note(s), as applicable.

     6.2  Corporate Existence.  Preserve, maintain and keep in full force and
          -------------------
effect its corporate existence and good standing in the jurisdiction of its incorporation.

     6.3  Corporate Rights and Franchises; Qualification; Orderly Conduct of
          ------------------------------------------------------------------
Business.  Preserve, maintain and keep in full force and effect all franchises,
--------
licenses, permits, certificates, consents, approvals, authorizations, agreements and contracts material to the operation of Borrower's business as it currently is being conducted, whether now existing or hereafter granted to or obtained by Borrower; qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its activities and ownership of property; continue to engage in a business of the same general type as now conducted by it; and conduct such business in an orderly, efficient and regular manner consistent with the conduct of its business prior to the date of this Agreement.

     6.4  Taxes, Charges and Obligations.  Pay and discharge all taxes,
          ------------------------------
assessments and governmental charges or levies imposed upon it or upon its income, profits, properties or any part thereof, prior to the date on which penalties attach thereto, as well as all claims which, if unpaid, might become an Encumbrance upon any properties of Borrower, and pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all of the indebtedness and other obligations of whatever nature of Borrower; however, Borrower shall not be required to pay any such tax, assessment, charge, levy, claim, indebtedness or obligation so long as (i) the validity thereof is being contested by Borrower in good faith and by proper proceedings, (ii) Borrower sets aside on its books adequate reserves therefor, and (iii) in the case where any such tax, assessment, charge, claim or levy might become an Encumbrance upon any item of the Collateral or any part thereof, Borrower makes arrangements acceptable to the Lender to secure the payment thereof.

     6.5  Maintenance of Property.  Preserve and keep all property necessary for
          -----------------------
its
business, including without limitation, the Collateral, in good repair, working order and condition, and from time to time make all necessary or desirable repairs, renewals and replacements thereof.

     6.6  Insurance.  Maintain and keep in full force and effect, with
          ---------
financially sound and reputable insurance companies reasonably acceptable to the Lender, insurance in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which Borrower operates (but in any event, casualty insurance covering the Borrower's tangible personal property and real estate for their full replacement value and comprehensive public liability insurance coverage with limits reasonably acceptable to Lender, for a policy period of no more than one (1) year), all such insurance policies to be in form and substance reasonably satisfactory to the Lender. If requested by the Lender, Borrower shall also procure, maintain and keep in full force and effect business interruption insurance in an amount, in form and issued by companies reasonably acceptable to the Lender in all respects. All liability insurance policies shall name the Lender as an additional insured, and all casualty insurance or business interruption insurance policies shall name Lender as the loss payee. All insurance policies shall prohibit cancellation (including cancellation for nonpayment of premium) or reduction of coverage except with thirty (30) days' prior written notice to and consent of the Lender. At least thirty (30) days prior to the expiration date of each and every insurance policy required by this Agreement, Borrower shall obtain and deliver to the Lender a renewal or substitution policy in form and substance satisfactory to the Lender.

     6.7  Contract Obligations.  Perform in accordance with its terms every
          --------------------
contract, agreement, obligation or other arrangement to which Borrower is a party or by which it or any of its property is bound. In the event that any default or performance deficiency occurs, Borrower shall notify the Lender promptly in writing. Borrower shall provide the Lender promptly with copies of any cure notices or stop work notices it may receive from the Government on any Government Contract and detail the proposed corrective action.

     6.8  Compliance with Laws.  Comply with all applicable laws, regulations,
          --------------------
orders and other requirements of any court, tribunal, arbitrator or governmental authority, non-compliance with which could have a material adverse effect on the business, operations, property or condition (financial or otherwise) of Borrower. Without limiting the generality of the foregoing, Borrower shall: (1) comply strictly and in all respects with all Environmental Laws affecting the Borrower or its property; (2) promptly forward to the Lender copies of all orders, notices, permits, applications or other communications and reports finding or alleging that Borrower or its property does not comply with any of the Environmental Laws; (3) promptly provide a proposed response action, or plan with respect to any failure to comply with Environmental Laws; and (4) defend the Lender, indemnify the Lender, and hold the Lender harmless from and against any claims, demands, suits, actions, judgments, decrees, losses or damages, including attorneys' fees, arising out of the failure of Borrower of any of its properties to comply with any of the Environmental Laws.

     6.9  Books and Records.  Keep and maintain at its chief executive offices
          -----------------
adequate and proper records and books of account, in which complete entries are made in accordance with GAAP, consistently applied, and in accordance with all laws, regulations, orders and other requirements of any court, tribunal, arbitrator or governmental authority, reflecting all financial and other transactions of Borrower normally and customarily included in records and books of account of companies engaged in the same or similar businesses and activities as Borrower.

     6.10  Access to Borrower's Properties, Books and Records.  Permit the
           --------------------------------------------------
Lender and any agents or representatives thereof to visit and inspect the Borrower's properties to examine and make abstracts from any of Borrower's books and records at any and all reasonable times and as often as the Lender or such agents or representatives may reasonably desire, and to discuss the business, operations, properties and condition (financial and otherwise) of Borrower with any of the officers, directors, agents or representatives (including without limitation, the independent certified public accountants) of Borrower. In addition to having the right to perform field audits of the Borrower's books and records, Lender shall have the right, but not the obligation, to contact the contracting officer under any Government Contract directly to determine Borrower's contract performance status on the Government Contract.

     6.11  Financial and Other Statements.  Furnish to the Lender:
           ------------------------------
           a.  Annual Financial Statements and Report.  As soon as available,
               --------------------------------------

but in no event more than one hundred twenty (120) days after the close of each of the Borrower's fiscal years, audited financial statements for that year, stating the Borrower's financial condition, and a contract backlog report. The financial statements shall be prepared by an independent certified public accountant acceptable to Lender, in accordance with GAAP consistently applied. The financial statements must be acceptable to Lender in form and substance, and shall contain such detail as Lender may require. The financial statements shall include a consolidated balance sheet as of the end of such fiscal year, a profit and loss statement, a cash flow statement and copies of Form 10-K or any other SEC filings. Borrower shall also furnish to Lender within one hundred twenty
(120) days after the close of each of Borrower's fiscal years, an internally generated consolidating balance sheet and income statement consistent with Borrower's audited financial statements.

           b.  Management Letters.  Promptly upon receipt thereof, copies of any
               ------------------
reports submitted to the Borrower by independent certified public accountants in connection with examination of the financial statements of the Borrower made by such accountants;

           c.  Quarterly Financial Statements.  As soon as available, but in
               ------------------------------
no event more than sixty (60) days after the close of each of the Borrower's fiscal quarters, consolidating interim financial statements for that quarter, stating the Borrower's financial condition. The financial statements shall be prepared in accordance with GAAP consistently applied. The financial statements must be acceptable to Lender in form and substance, and shall contain such detail as Lender may require. The financial statements shall include a consolidating balance sheet and a profit and loss statement as of the end of such fiscal quarter, a cash flow statement and copies of Form 10-Q or any other SEC filings.

           d.  Borrowing Base Certificates.  Borrower shall submit a fully
               ---------------------------
completed Borrowing Base Certificate not later than twenty (20) days after the end of each month, stating the Borrowing Base as of the last day of the preceding month. At Lender's request, the Borrower shall furnish to the Lender such schedules, certificates, lists, records, reports, information and documents to enable the Lender to verify the Borrowing Base.

           e.  Monthly Reports.  Borrower shall deliver to the Lender, as soon
               ---------------
as available, but not later than twenty (20) days after the end of each month, an accounts receivable aging schedule in intervals of not more than thirty (30) days.

           f.  Government Contract Audits.  Upon reasonable request by Lender,
               --------------------------
Borrower shall deliver all written results of any and all audits by the Defense Contract Audit Agency, or any other government agency, conducted before the award of a contract, before the final payment on a contract, or at any other time, to Lender within ten (10) days of a request by Lender.

           g.  Additional Reports and Information.  With reasonable promptness,
               ----------------------------------
such additional information, reports or statements as the Lender may from time to time request.

           h.  Compliance Certificate.  With the submission of any financial
               ----------------------
statements to be provided pursuant to this Agreement, Borrower shall deliver a compliance certificate signed by a principal financial officer of the Borrower stating whether any Event of Default has occurred, or any event which, upon notice or lapse of time or both, would constitute an Event of Default. At Lender's request, the Borrower shall furnish to the Lender such schedules, certificates, lists, records, reports, information and documents to enable the Lender to verify the compliance certificate.

     6.12  Accounts.  Upon the creation of Accounts, or from time to time as the
           --------
Lender may require, Borrower shall deliver to the Lender schedules of all outstanding Accounts. Such schedules shall be in form and detail reasonably satisfactory to the Lender, shall show the age of such Accounts in intervals not greater than thirty (30) days, and shall contain such other information and be accompanied by such supporting documents as the Lender may from time to time reasonably prescribe. Borrower also shall deliver to the Lender copies of Borrower's invoices, evidences of shipment or delivery and such other schedules and information as the Lender may reasonably require. The items to be provided under this Section are to be prepared and delivered to the Lender from time to time solely for its convenience in maintaining records of the Collateral, and Borrower's failure to give any of such items to the Lender shall not affect, terminate, modify or otherwise limit the Lender's security interest granted in the Accounts. Without limiting the generality of the foregoing, Borrower shall promptly notify the Lender when Borrower obtains any new Government Contract or Government Account for which Payments are to be specifically assigned to the Lender pursuant to this Agreement, and Borrower shall furnish to the Lender, upon request, a copy of each Government Contract of Borrower and a copy of each amendment thereto or modification thereof which changes the price of such contract or the amount funded to pay for such contract, except to the extent that furnishing such copies may be prohibited by government security regulations.

     6.13  Collateral.  Maintain all tangible Collateral in good condition;
           ----------
insure insurable Collateral for its full replacement cost under an insurance policy acceptable to Lender that names Lender as loss payee; execute, deliver and file, or cause the execution, delivery and filing of, any and all documents (including without limitation, financing statements and continuation statements), necessary or desirable for the Lender to create, perfect, preserve, validate or otherwise protect a first priority lien and security interest in the Collateral; maintain, or cause to be maintained, at all times, the Lender's first priority lien and security interest in the Collateral; immediately upon learning thereof, report to the Lender any reclamation, return or repossession of any goods forming a part of the Collateral, any claim or dispute asserted by any debtor or other obligor owing an obligation to Borrower, and any other matters affecting the value or enforceability or collectibility of any of the Collateral; defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Lender, and pay all costs and expenses (including attorneys' fees and expenses) incurred in connection with such defense; at Borrower's sole cost and expense (including attorneys' fees and expenses), settle any and all claims, demands and disputes, and indemnify and protect the Lender against any liability, loss or expenses arising from any such claims, demands or disputes or out of any such reclamation, return or repossession of goods forming a part of the Collateral; however, if the Lender shall so elect, the Lender shall have the right at all times to settle, compromise, adjust or litigate all claims and disputes directly with the Customer or other obligor owing an obligation to Borrower upon such terms and conditions as the Lender deems advisable, and all costs and expenses thereof (including attorneys' fees and expenses) shall be incurred for the account of Borrower and shall constitute a part of the obligations owed to the Lender and secured pursuant to this Agreement.

     6.14  Financial Covenants.  Maintain:
           -------------------

           a.  Net Worth.  A minimum Net Worth of $28,500,000.00, tested
               ---------
quarterly.

           b.  Funded Debt to EBITDA.  A maximum ratio of Funded Debt to EBITDA,
               ---------------------
less current period capitalized software development costs, as follows:

     4.0 to 1.0 for the fiscal quarters ending before February 28, 2000;

     3.5 to 1.0 for the fiscal quarters ending on or after February 28, 2000, and before February 28, 2001; and

     3.0 to 1.0 for the fiscal quarters ending on February 28, 2001, and for all times thereafter.

           c.  Fixed Charge Coverage Ratio.  A minimum Fixed Charge Coverage
               ---------------------------
Ratio of 1.25 to 1.0, tested quarterly on a rolling four fiscal quarter basis.

     6.15  Notice of Litigation, Default and Loss.  Give immediate notice to the
           --------------------------------------
Lender upon the occurrence of any Event of Default or event which with notice or lapse of time or otherwise could be reasonably expected to constitute an Event of Default, and of any loss or damage to any of the Collateral. Borrower also shall give immediate notice to the Lender of any action, suit or proceeding at law or in equity or by or before any governmental instrumentality or agency (domestic or foreign), commission, board, bureau, arbitrator or arbitration panel which, if adversely determined, could materially impair or affect the right of Borrower to carry on its business substantially as now conducted or could materially affect its respective business, operations, prospects, properties, assets (including the Collateral) or condition, financial or otherwise. Immediately upon becoming aware that the holder of any Debt or Encumbrance has given notice or taken any action with respect to a claimed breach, default or event of default, a written notice shall be given by Borrower to Lender specifying the notice given or action taken by such holder and the nature of the claimed breach, default or event of default by the Borrower thereunder, and the action being taken or proposed to be taken with respect thereto.

     6.16  Proxy Statements, Etc.  Promptly after the sending or filing thereof,
           ---------------------
provide copies of all proxy statements, financial statements and reports which the Borrower sends to its stockholders, and provide copies of all regular, periodic and special reports, and all registration statements which the Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange.

     6.17  ERISA.  Give prompt notice to Lender of any of the following: (i) of
           -----
any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, a Termination Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Borrower, any of its subsidiaries or any of its ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which the Borrower or any of its subsidiaries or ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan that could have a material adverse effect on the Borrower's financial condition; together, with a description of any such event or condition or a copy of any such notice and a statement by the principal financial officer of the Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by Borrower with respect thereto. Promptly upon request, the Borrower shall furnish to Lender such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to file with the Department of Labor or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA). Such notice shall be given in any event within five (5) business days after the occurrence of any event that Borrower is required to report to Lender under this clause.

     6.18  Place of Business; Location of Records.  Maintain its chief executive
           --------------------------------------
office, and the office where its records are kept, at the address of Borrower previously set forth herein. The Borrower shall provide Lender with fourteen
(14) days' advance written notice of any change in the location of its chief executive offices or the office where the Borrower's records are kept.

     6.19  Computer Systems: Year 2000 Compliance.  The Borrower has (i)
           --------------------------------------
initiated a review and assessment of all areas within its and each of its subsidiaries' business and operations (including those affected by suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower or any of its subsidiaries (or its suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and time line for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. The Borrower reasonably believes that all computer applications (including those of its suppliers and vendors) that are material to its or any of its subsidiaries' business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that a failure to do so could not reasonably be expected to have material adverse effect on the Borrower's business operations, business prospects, perspective or future condition.

     6.20  Payments to Borrower.  If Borrower has assigned Payments under any
           --------------------
Government Contract to the Lender, remit to the Lender promptly any Payments erroneously sent directly to Borrower by the Government, and until so remitted, hold those Payments in trust for the Lender.

     ARTICLE 7.  BORROWER'S NEGATIVE COVENANTS.
     -----------------------------------------

     Until all obligations of Borrower under this Agreement and the other Loan Documents are paid in full and performed, Borrower covenants and agrees that it shall not, unless the Lender otherwise consents in advance in writing:

     7.1  Indebtedness and Contingent Obligations.  Contract for any additional
          ---------------------------------------
Debt; or agree to assume, guarantee, indorse or otherwise in any way be or become responsible or liable, directly or indirectly, for any contingent obligation, which in the aggregate exceeds Five Hundred Thousand and No/100 Dollars ($500,000.00), of any other Person. Borrower agrees to inform Lender immediately of any actual or potential contingent liabilities which in the aggregate exceed Five Hundred Thousand and No/100 Dollars ($500,000.00).

     7.2  Encumbrances.  Create, incur, assume or suffer to exist any
          ------------
Encumbrance upon any of its properties or assets (including without limitation, the Collateral), whether now owned or hereafter acquired.

     7.3  Fundamental Changes.  Amend its Articles or Certificate of
          -------------------
Incorporation by any amendment which would adversely affect Borrower's ability to perform or comply with any of the terms, conditions or agreements to be performed or complied with by Borrower hereunder or to perform any of the transactions contemplated hereby; change its name, ownership or management; convert its organizational form into another entity form or establish any new entity to perform the business or similar business of Borrower; reorganize, consolidate or merge with any other corporation; or purchase, lease or otherwise acquire all or substantially all of the assets of any other entity, including shares of stock of other corporations, except as otherwise noted herein and except that Borrower may own notes and other receivables acquired in the ordinary course of business.

     7.4  Transfer of Assets.  Transfer  to any Guarantor assets having a value
          ------------------
in the aggregate of more than Two Hundred Fifty Thousand Dollars ($250,000.00). Sell, lease, assign, pledge or otherwise dispose of any of its properties, stock or assets (including without limitation, the Collateral), whether now owned or hereafter acquired, to any other person or entity, except in the ordinary course of business and for fair market value.

     7.5  Loans.  Make any loan or advance which in the aggregate exceeds Five
          -----
Hundred Thousand and No/100 ($500,000.00) to any person, except reasonable advances for business expenses of Borrower's employees that would be reimbursable under Borrower's existing expense reimbursement policy.

     7.6  Repurchase of Securities.  Purchase, redeem or otherwise acquire any
          ------------------------
of its own capital stock or purchase, acquire, redeem, retire or make any payment on account of the principal of any indebtedness of Borrower, except at the stated maturity of such indebtedness, and except payments of indebtedness incurred under this Agreement.

     7.7  Use of Proceeds. Use, or allow the use of, the proceeds of either the
          ---------------
Revolving Loan or the Guidance Line of Credit for any purpose which would cause this Agreement to violate any Regulations of the Board of Governors of the Federal Reserve System; or for any purpose other than the purposes or purposes specified hereinabove.

     7.8  Other Agreements.  Enter into any agreement or undertaking containing
          ----------------
any provision which would be violated or breached by Borrower's performance of its obligations under the Loan Documents.

     7.9  Sale and Leaseback.  Enter into any arrangement whereby Borrower sells
          ------------------
or transfers all or any substantial part of its fixed assets then owned by it and thereupon, or within one (1) year thereafter, rents or leases the assets so sold or transferred from the purchaser or transferor (or their respective successors in interest).

     7.10  Dividends.  Declare or pay dividends on account of any class of stock
           ---------
in the Borrower, or make any distribution of assets to Borrower's stockholders, whether in cash, assets or obligations of Borrower.

     7.11  Transactions with Affiliate.  Except as specifically permitted by the
           ---------------------------
terms of this Agreement, enter into any transaction, including without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's business and upon fair and reasonable terms no less favorable to the Borrower than would be applicable in a comparable arm's-length transaction with a Person not an Affiliate.

     ARTICLE 8.  COLLECTION, DEPOSIT AND ASSIGNMENT OF PAYMENTS.
     ----------------------------------------------------------

     8.1  Cash Collateral Account.  Lender retains the right to require Borrower
          -----------------------
to cause all Payments to be deposited into the Cash Collateral Account. In furtherance of this covenant, Borrower shall instruct all Customers to make all Payments either by electronic funds transfer directly to the Cash Collateral Account or by check to a post office box or other collection facility under Lender's control for deposit into the Cash Collateral Account. If any Payments are made directly to the Borrower or otherwise come into the Borrower's possession, the Borrower shall not commingle any such Payment with the Borrower's other funds or property, but shall hold the Payment separate and apart in trust for the Lender and shall promptly deliver the Payment to the Lender (appropriately endorsed, if the Payment is in the form of a check) for deposit into the Cash Collateral Account. Interest (if any) earned on sums on deposit in the Cash Collateral Account shall be added to the Cash Collateral Account. The Borrower hereby appoints the Lender and any officer, employee or agent of the Lender as the Lender may from time to time designate as attorneys-in-fact for the Borrower to endorse and sign the name of the Borrower on all checks, drafts, money orders or other Items delivered to the Lender for deposit into the Cash Collateral Account. The Cash Collateral Account shall constitute part of the Collateral, and funds on deposit in the Cash Collateral Account shall be disbursed to the Borrower only by a disbursement to the Operating Account by Lender in its discretion.

     8.2  Rights and Responsibilities in Collection of Accounts.  The Lender
          -----------------------------------------------------
shall not, under any circumstances, be liable for any error or omission or delay of any kind occurring in the settlement, collection or payment of any Accounts or any instrument received in payment thereof or for any damage resulting therefrom. The Lender is authorized to accept the return of the goods represented by any of the Accounts, without notice to or consent by Borrower, or without discharging or in any manner affecting either the Revolving Loan or the Guidance Line of Credit, as applicable. Upon receipt of any returned or rejected goods, Borrower shall immediately issue and deliver a credit memo to the Lender with respect thereto or, at the Lender's election, Borrower may set aside such goods, mark them in the Lender's name and hold them in trust for the benefit of the Lender at Borrower's expense and, upon the Lender's request, shall pay the Lender the sales price thereof. If the Lender shall request Borrower to pay the sales price of such goods and Borrower fails to pay forthwith the sales price to the Lender, the Lender may take possession of such goods and sell or cause such goods to be sold at public or private sale, at such prices, to such purchasers, and upon such terms as the Lender deems advisable. Borrower shall remain liable to the Lender for any deficiency and shall pay the costs and expenses of such sale, including reasonable attorneys' fees. Borrower shall use its best efforts and shall take any and all steps necessary to collect any Accounts which are not directly assigned to the Lender, including without limitation, the filing and pursuit of legal action in furtherance of said collection efforts. Borrower acknowledges that any failure to comply with the requirements of this Section 8.2 shall cause irreparable harm to the Lender for which the Lender has no adequate remedy at law, and agrees that the Lender shall be entitled to injunctive or other equitable relief to compel Borrower's compliance with the provisions of this Section.

     ARTICLE 9.  EVENTS OF DEFAULT AND REMEDIES.
     ------------------------------------------

     9.1  Events of Default.  The occurrence of any one or more of the following
          -----------------
events shall constitute an Event of Default hereunder:

          a. Borrower shall fail to pay, when due, any sum payable under either the Revolving Note or the Guidance Note(s); or

          b. Borrower shall fail to observe or perform any other term, covenant or agreement contained in this Agreement (except any such failure resulting in the occurrence of a separate Event of Default described in this Section for which no notice of default or cure period applies) or in any other Loan Document to be observed or performed on its part; or

          c. Borrower shall fail to observe or perform the financial covenants contained in Section 6.14 hereof; or

          d. any representation or warranty made by or on behalf of Borrower herein or in any of the other Loan Documents which, in the Lender's judgment, shall prove to have been materially incorrect or misleading or breached in any respect on or as of any date as of which made; or

          e. a decree or order for relief of Borrower shall be entered by a court of competent jurisdiction in any involuntary case involving Borrower under any bankruptcy, insolvency or similar law now or hereafter in effect, or a receiver, liquidator or other similar agent for Borrower or for any substantial part of Borrower's assets or property shall be appointed, or the winding up or liquidation of Borrower's affairs shall be ordered, or any action by any creditor (other than the Lender) of Borrower preparatory to or for the purpose of commencing any such involuntary case, appointment, winding up or liquidation shall be taken, and such proceeding shall not have been dismissed within thirty
(30) days after the date it commenced; or

          f. Borrower shall commence a voluntary case under any bankruptcy, insolvency or similar law now or hereafter in effect, or Borrower shall consent to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator or other similar agent for Borrower or for any substantial part of Borrower's assets or property, or Borrower shall make any general assignment for the benefit of creditors, or Borrower shall take any action preparatory to or otherwise in furtherance of any of the foregoing, or Borrower shall fail generally to pay its debts as such debts come due; or

          g. any default by Borrower occurs under the terms of any of the other Loan Documents or under any obligation to Lender arising other than under the Loan Documents or any breach in Borrower's performance obligations occurs under any of the other Loan Documents; or

          h. any investigative proceeding, audit or other action shall be initiated by or on behalf of any Customer, which is based upon a claim or contest with respect to any Government Contract or Government Account that, if adversely determined to the Borrower, would have a material adverse effect on the Borrower's financial condition, as determined by the Lender in its sole discretion; or

          i. the issuance to the Borrower of any cure notice, show-cause notice, or notice of whole or partial termination, for default or alleged default, under any contract which is either a Government Contract or is a subcontract (at any tier) which is related to a contract between a third party and the Government; or

          j. with respect to the Borrower, the occurrence of any debarment or suspension from contracting or subcontracting with the Government; or

          k. any material default by Borrower occurs under the terms of any Government Contract or any material breach in Borrower's performance obligations occurs under any Government Contract; or

          l. any Government Contract is terminated for default, provided that said Government Contract is material to the financial performance of Borrower, said determination of materiality to be in Lender's sole discretion; or

          m. any loss, theft, damage or destruction of any material portion of the Collateral for which there is either no insurance coverage or for which, in the opinion of the Lender, there is insufficient insurance coverage; or

          n. any of the following events or conditions shall occur: (1) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of the Borrower or any of its subsidiaries or any ERISA Affiliate in favor of the PBGC or a Plan;
(2) a Termination Event shall occur with respect to a Single Employer Plan, which, in the Lender's opinion, is likely to result in the termination of such Plan for purposes of Title IV of ERISA; (3) a Termination Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which in the Lender's opinion, is likely to result in (i) the termination of such Plan for purposes of Title IV of ERISA, or (ii) the Borrower or any of its subsidiaries or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency or (within the meaning of Section 4245 of ERISA) such Plan; or (4) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject the Borrower or any of its subsidiaries or any ERISA Affiliate to any liability under Section 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which the Borrower or any of its subsidiaries or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

     9.2  Rights and Remedies of the Lender.  Upon the occurrence of any Event
          ---------------------------------
of Default, the Lender may, at its option, exercise any one or more of the following rights and remedies:

          a. Declare this Agreement and the Lender's obligation to make or extend any Advances on the Revolving Loan and the Guidance Line of Credit to be terminated, and declare the entire unpaid principal amounts of the Revolving Loan and the Guidance Line of Credit, all interest accrued and unpaid thereon, and all other amounts payable under this Agreement and the other Loan Documents to be accelerated, and to be immediately due and payable (except that upon the occurrence of an Event of Default arising out of voluntary or involuntary bankruptcy proceedings in which the Borrower is the debtor, such acceleration shall occur automatically and immediately without any declaration or other action on the part of the Lender) whereupon the Revolving Loan and the Guidance Line of Credit, all such accrued interest, and all such amounts shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, anything contained herein or in any of the other Loan Documents to the contrary notwithstanding;

          b. Take possession or control of, store, lease, operate, manage, sell or otherwise dispose of all or any part of the Collateral in accordance with the remedies provided to secured parties under the Uniform Commercial Code, this Agreement, the Loan Documents or other applicable law. In taking possession of the Collateral, the Lender may enter the Borrower's premises and otherwise proceed without legal process, and the Borrower shall on the Lender's demand, promptly assemble and make the Collateral available to the Lender at a place designated by the Lender. The Lender shall be entitled to immediate possession of all books and records evidencing or pertaining to any of the Collateral;

          c. Notify any or all Customers to make any Payments due to Borrower from such Customers directly to the Lender. To facilitate direct collection, Borrower hereby appoints the Lender and any officer or employee of the Lender, as the Lender may from time to time designate, as attorney-in-fact for Borrower to (i) receive, open and dispose of all mail addressed to Borrower and take therefrom any Payments on or proceeds of Accounts; (ii) take over Borrower's post office boxes or make such other arrangements, in which Borrower shall cooperate, to receive Borrower's mail, including notifying the post office authorities to change the address for delivery of mail addressed to Borrower to such address as the Lender shall designate; (iii) endorse the name of Borrower in favor of the Lender upon any and all checks, drafts, money orders, notes, acceptances or other evidences of payment or Collateral that may come into the Lender's possession; (iv) sign and endorse the name of Borrower on any invoice or bill of lading relating to any of the Accounts, on verifications of Accounts sent to any Customer, to drafts against any Customer, to assignments of Accounts, and to notices to any Customer; and (v) do all acts and things necessary to carry out this Agreement and the transactions contemplated hereby, including signing the name of Borrower on any instruments required by law in connection with the transactions contemplated hereby and on financing statements as permitted under the Uniform Commercial Code of any appropriate state. Borrower hereby ratifies and approves all acts of such attorneys-in-fact, and neither the Lender nor any other such attorney-in-fact shall be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law of any such attorney-in-fact unless such acts are due to willful misconduct. This power, being coupled with an interest and given to secure an obligation, is irrevocable so long as the Revolving Loan and the Guidance Line of Credit remain unsatisfied, or any Loan Document remains effective, as solely determined by the Lender;

          d. In the Lender's own name, or in the name of Borrower, demand, collect, receive, sue for and give receipts and releases for, any and all amounts due on Accounts, but the Lender shall not, under any circumstances, be liable for any error or omission or delay of any kind occurring in the settlement, collection or payment of any Accounts or any instrument received in payment thereof or for any damage resulting therefrom unless caused by Lender's willful misconduct;

          e. Endorse as the agent of Borrower any chattel paper, documents or instruments forming all or any part of the Collateral;

          f. Make formal application for the transfer of all of Borrower's permits, licenses, approvals, agreements and the like relating to the Collateral or to Borrower's business to the Lender or to any assignee of the Lender or to any purchaser of any of the Collateral;

          g. Obtain appointment of a receiver for all or any of the Collateral, Borrower hereby consenting to the appointment of such a receiver and agreeing not to oppose any such appointment. Any receiver so appointed shall have such powers as may be conferred by the appointing authority including any or all of the powers, rights and remedies which the Lender is authorized to exercise by the Loan Documents, and shall have the right to incur such obligations and to issue such certificates therefor as the appointing authority shall authorize;

          h. Take any other action which the Lender deems necessary or desirable to protect and realize upon its security interest in the Collateral;

          i. Borrower acknowledges that any failure to comply with its obligation regarding the Collateral, including (without limiting the generality of the foregoing) granting of Assignments and collection of the Accounts, shall cause irreparable harm to the Lender for which the Lender has no adequate remedy at law, and agrees that the Lender shall be entitled to specific performance, an injunction or other equitable relief to enforce the Borrower's obligations under this Agreement; and

          j. In addition to the foregoing, and not in substitution therefor, exercise any one or more of the rights and remedies exercisable by the Lender under other provisions of this Agreement, under any of the other Loan Documents, or provided by applicable law (including, without limiting the generality of the foregoing, the Uniform Commercial Code).

     9.3  Application of Proceeds.  Any proceeds from the collection or sale or
          -----------------------
other disposition of the Collateral shall be applied in the following order of priority:

          First, to the payment of all expenses of collecting, storing, leasing,
          -----
operating, managing, selling or disposing of the Collateral, and to the payment of all sums which the Lender may be required or may elect to pay, if any, for taxes, assessments, insurance and other charges upon such Collateral or any part thereof, and of all other payments which the Lender may be required or authorized to make under any provision of this Agreement or of any other Loan Document (including in each such case reasonable legal costs and attorneys' fees and expenses);

          Second, to the payment of all obligations on either the Revolving Loan
          ------
or the Guidance Line of Credit, as applicable, under this Agreement, and under the other Loan Documents, and to the payment of any other obligations due to the Lender, in such order as the Lender may determine in its sole discretion; and

          Third, to the payment of any surplus then remaining to Borrower,
          -----
unless otherwise provided by law or directed by a court of competent jurisdiction; provided that Borrower shall be liable for any deficiency if the proceeds of the Collateral are insufficient to satisfy all obligations due to the Lender.

     9.4  Collection/Enforcement Costs.  Borrower shall pay all costs and
          ----------------------------
expenses incurred by Lender in connection with the enforcement of its rights under this Agreement and the other Loan Documents, including without limitation, reasonable legal costs and attorneys' fees (whether or not suit is instituted) and arbitration fees and costs, and in connection with the collection of any sums from Borrower or any Guarantor.

     ARTICLE 10.  MISCELLANEOUS PROVISIONS.
     -------------------------------------

     10.1  Additional Actions and Documents.  Borrower shall take or cause to be
           --------------------------------
taken such further actions, shall execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and shall obtain such consents as may be necessary or as the Lender may reasonably request in order fully to effectuate the purposes, terms and conditions of this Agreement and the other Loan Documents, whether before, at or after the closing of transactions contemplated hereby and thereby or the occurrence of an Event of Default hereunder.

     10.2  Expenses.  Borrower shall, whether or not the transactions
           --------
contemplated hereby are consummated, (i) reimburse the Lender and save the Lender harmless against liability for the payment of all reasonable out-of-pocket expenses arising in connection with the preparation, execution, delivery, administration or enforcement of, or the preservation or exercise of any rights (including the right to collect and dispose of the Collateral) under this Agreement or any of the other Loan Documents, including without limitation, the fees and expenses of an audit by employees or agents of the Lender, of counsel to the Lender and with respect to any arbitration fees and costs; and (ii) pay, and hold the Lender and each subsequent holder of the Note harmless from and against, any and all present and future stamp taxes or similar document taxes or recording taxes and any and all charges with respect to or resulting from any delay in paying, or failure to pay, such taxes.

     10.3  Notices.  All notices, demands, requests or other communications
           -------
provided for herein or in the other Loan Documents shall be in writing and shall be deemed to be effective one (1) day after dispatch if sent by telegram, mailgram, Federal Express or any other commercially recognized overnight delivery service or two (2) days after dispatch if sent by registered or certified mail, return receipt requested and addressed as follows:

If to Borrower:

Integral Systems, Inc.
5000 Philadelphia Way
Suite A
Lanham, Maryland 20706
Attn: Elaine M. Parfitt

With copy to:

     Wallace Christner, Esquire
     Venable, Baetjer, Howard & Civiletti, LLP
     1201 New York Avenue, N.W., Suite 1000
     Washington, D.C. 20005

If to Lender:

Bank of America, N.A.
8300 Greensboro Drive
Suite 550
McLean, Virginia 22102-3604
Attn:  Lindsey S. Rheaume, Vice President

With copy to:

     James R. Schroll, Esquire
     Bean, Kinney & Korman, P.C.
     2000 N. 14th Street, Suite 100
     Arlington, Virginia 22201

If the Borrower comprises more than one Person, notice to the Borrower at the address specified above in this Section for Integral Systems, Inc. shall constitute notice to all such Persons, and each Person signing below as the Borrower hereby irrevocably appoints Integral Systems, Inc. as that Person's agent to receive notices from the Lender under this Agreement or the other Loan Documents.

Each party may designate by notice in writing a new address to which any notice, demand, request or communication thereafter may be so given, served or sent. Each notice, demand, request or communication which is mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent or received for all purposes at such time as it is delivered: (i) to the United States Postal Service, in the case of a notice given by certified mail; (ii) to Federal Express or any other commercially recognized overnight delivery service, in accordance with the terms and procedures for such delivery

Any notices required under the Uniform Commercial Code with respect to the sale or other disposition of the Collateral shall be deemed reasonable if mailed by the Lender to the persons entitled thereto at their last known address at least five (5) days prior to disposition of the Collateral and, in the case of a private sale of Collateral, need state only that the Lender intends to negotiate such a sale.

     10.4  Severability.  If fulfillment of any provision of the Loan Documents
           ------------
or performance of any transaction related thereto, at the time such fulfillment or performance shall be due, shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled or performed shall be reduced to the limit of such validity; and if any clause or provision contained in any Loan Document operates or would operate prospectively to invalidate any Loan Document, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein or therein contained, and the remainder of the Loan Documents shall remain operative and in full force and effect.

     10.5  Survival.  It is the express intention and agreement of the parties
           --------
hereto that all covenants, agreements, statements, representations, warranties and indemnities made by Borrower in the Loan Documents shall survive the execution and delivery of the Loan Documents and the making of all Advances and extensions of credit thereunder.

     10.6  Waivers.  No waiver by the Lender of, or consent by the Lender to, a
           -------
variation from the requirements of any provision of the Loan Documents shall be effective unless made in a written instrument duly executed on behalf of the Lender by its duly authorized officer, and any such waiver shall be limited solely to those rights or conditions expressly waived.

     10.7  Rights Cumulative.  The rights and remedies of the Lender described
           -----------------
in any of the Loan Documents are cumulative and not exclusive of any other rights or remedies which the Lender or the then holder of the Revolving Note and/or the Guidance Line of Credit otherwise would have at law or in equity or otherwise. No notice to or demand on Borrower in any case shall entitle Borrower to any other notice or demand in similar or other circumstances.

     10.8  Entire Agreement; Modification; Benefit.  This Agreement, the
           ---------------------------------------
exhibits hereto, and the other Loan Documents constitute the entire agreement of the parties hereto with respect to the matters contemplated herein, supersede all prior oral and written agreements with respect to the matters contemplated herein, and may not be modified, deleted or amended except by written instrument executed by the parties. All terms of this Agreement and of the other Loan Documents shall be binding upon, and shall inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns; however, Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender. In the event of any conflict between the terms of this Agreement and the terms of the other Loan Documents, the terms of this Agreement shall control.

     10.9  Setoff.  In addition to any rights or remedies of the Lender provided
           ------
by law, upon the occurrence of any Event of Default hereunder, or any event or circumstance which, with the giving of notice or the passage of time or both, would constitute an Event of Default hereunder, the Lender is irrevocably authorized, at any time or times without prior notice to Borrower, to set off, appropriate and apply any and all deposits, credits, indebtedness or claims at any time held or owing by the Lender to or for the credit or the account of Borrower, in such amounts as the Lender may elect, against and on account of the obligations and liabilities of Borrower to the Lender hereunder or under any of the other Loan Documents, whether or not the Lender has made any demand for payment, and although such obligations and liabilities may be contingent or unmatured.

     10.10  Construction.  This Agreement and the other Loan Documents, the
            ------------
rights and obligations of the parties hereto, and any claims or disputes relating thereto shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia (excluding the choice of law rules thereof). Each party hereto hereby acknowledges that all parties hereto participated equally in the negotiation and drafting of this Agreement and that, accordingly, no court construing this Agreement shall construe it more stringently against one party than against the other.

     10.11  Pronouns.  All pronouns and any variations thereof shall be deemed
            --------
to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Person may require.

     10.12  Headings.  Article, section and subsection headings contained in
            --------
this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

     10.13  Payments.  If any payment or performance of any of the obligations
            --------
under this Agreement or any of the other Loan Documents becomes due on a day other than a Business Day, the due date shall be extended to the next succeeding Business Day, and interest thereon (if applicable) shall be payable at the then applicable rate during such extension.

     10.14  Accounting Terms.  All accounting terms used herein which are not
            ----------------
otherwise expressly defined in this Agreement shall have the meanings respectively given to them in accordance with GAAP in effect on the date of this Agreement. Except as otherwise provided herein, all financial computations made pursuant to this Agreement shall be made in accordance with GAAP, consistently applied, and all balance sheets and other financial statements shall be prepared in accordance with GAAP, consistently applied. Except as otherwise provided herein, whenever reference is made in any provision of this Agreement to a balance sheet or other financial statement or the information depicted therein for performing a financial computation, such terms shall mean the most recent consolidated balance sheet or other financial statement received by the Lender pursuant to the terms hereof.

     10.15  Execution.  To facilitate execution, this Agreement and any of the
            ---------
other Loan Documents may be executed in as many counterparts as may be required; and it shall not be necessary that the signature of, or on behalf of, each party, or the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement or any other Loan Document to produce or account for any particular number of counterparts; but rather any number of counterparts shall be sufficient so long as those counterparts contain the respective signatures of, or on behalf of, all of the parties hereto.

     10.16  Consent to Jurisdiction.  Subject to any provision of this Agreement
            -----------------------
requiring that disputes be submitted to arbitration, the Borrower irrevocably consents to the jurisdiction of any state or federal court sitting in the Commonwealth of Virginia over any suit, action, or proceeding arising out of or relating to this Agreement or the other Loan Documents. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court, or any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrower.

     10.17  Service of Process.  The Borrower consents to process being served
            -------------------
in any suit, action or proceeding by mailing a copy thereof by registered or certified mail postage prepaid, return receipt requested, to the Borrower's address specified in or designated in this Agreement. The Borrower agrees that such service (i) shall be deemed in every respect effective service of process upon the Borrower in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Borrower. Nothing in this Section shall affect the right of the Lender to serve process in any manner permitted by law, or limit any right that the Lender may have to bring proceedings against the Borrower in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

     10.18  Sale of Loan Documents; Disclosure of Information.  Borrower hereby
            -------------------------------------------------
consents to and agrees that Lender may disclose to any Person any and all information connected with or related to the Revolving Loan, the Guidance Line of Credit or other Loan Documents for the purpose of selling or assigning any rights of Lender in the Loan Documents. The information which may be disclosed by Lender includes but is not limited to all Loan Documents, credit files and correspondence files and all other writings and oral communications which Lender wishes to disclose, in its sole and absolute discretion. Borrower also hereby consents to and agrees that Lender may sell or assign any rights of Lender in any or all of the Loan Documents pursuant to such terms and conditions as may be acceptable to Lender in its sole and absolute discretion, to any interested Person, and nothing in this Agreement or the other Loan Documents shall prevent, delay or otherwise impede or effect the right of Lender to immediately sell or assign any rights of Lender in the Loan Documents on such terms as it deems acceptable.

     10.19  ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES
            -----------
HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT, OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

            (i)  SPECIAL RULES.  THE ARBITRATION SHALL BE CONDUCTED IN THE
                 -------------
     COUNTY OF ANY BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL

     SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

            (ii) RESERVATION OF RIGHTS.  NOTHING IN THIS ARBITRATION PROVISION
                 ---------------------
     SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT, OR DOCUMENT; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

     10.20  WAIVER OF JURY TRIAL.  THE PARTIES ACKNOWLEDGE THAT BY AGREEING TO
            --------------------
BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED ANY RIGHT THEY MAY HAVE TO JURY TRIAL WITH REGARD TO A DISPUTE.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the day and year first hereinabove set forth.

                              INTEGRAL SYSTEMS, INC.


[CORPORATE SEAL]
ATTEST:__________                        By: /s/ Elaine M. Parfitt
                                             ______________________________
                                         Elaine M. Parfitt
                                         Chief Financial Officer

                                    BANK OF AMERICA, N.A.



                                    By:  /s/ Lindsey S. Rheaume
                                         _________________________
                                         Lindsey S. Rheaume
                                         Vice President

EXHIBIT "A"

Form Instrument of Assignment
(To be attached)

EXHIBIT "B"

Form Notice of Assignment
(To be attached)

EXHIBIT "C"

Form of Borrowing Base Certificate
(To be attached)

EXHIBIT "D"

LITIGATION SCHEDULE
(Description of Litigation and Amount Claimed)


NONE.

                                REVOLVING NOTE
                                --------------


$9,000,000.00                                                   McLean, Virginia
                                                                December 9, 1999

          FOR VALUE RECEIVED, INTEGRAL SYSTEMS, INC. ("Borrower"), having an address at 5000 Philadelphia Way, Suite A, Lanham, Maryland 20706, promises to pay to the order of Bank of America, N.A., (the "Lender"), the principal sum of Nine Million and No/100 Dollars ($9,000,000.00) (the "Principal Sum"), or so much thereof as has been or may be advanced or readvanced to or for the account of the Borrower pursuant to the terms and conditions of the Loan Agreement (as hereinafter defined), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following terms:

     1.  Interest.  Commencing as of the date hereof and continuing until
         --------
repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest at a fluctuating rate, determined as follows:

                    LIBOR Rate.  The LIBOR Market Index Rate (hereinafter
                    ----------
          defined), plus the applicable spread over LIBOR as determined by the following pricing grid:



Total Funded Debt to EBITDA                         Spread Over LIBOR

2.75:1 Less than Pricing Ratio (hereinafter defined)      240 bps

1.5:1 Less than Pricing Ratio Less than = 2.75:1          210 bps

1.0:1 Less than Pricing Ratio Less than = 1.5:1           180 bps
Pricing Ratio Less than = 1.0:1                           150 bps


          (the "LIBOR-Based Rate"). Pricing Ratio is Funded Debt divided by Net Income plus Interest Expense, Taxes, Depreciation, and Amortization minus current period Capitalized Software Development Costs. LIBOR Market Index Rate is, for any day, the annual percentage rate of interest equal to the London Interbank Offered Rate (rounded to the next higher 1/100 of 1%) for U.S. Dollar deposits for a 1-month maturity as reported on Telerate page 3750 as of 11:00 a.m. London time, for such day, provided, if such day is not a London business day, the immediately preceding London business day (or if not so reported, then as determined by Lender from another recognized source
          or interbank quotation).   Absent manifest error, the Lender's
          certificate to the Borrower stating the LIBOR-Based Rate for a specific day shall be conclusive upon the Borrower.

All interest payable under the terms of this Note shall be calculated on the basis of a 360-day factor applied to the actual number of days elapsed.

     2.  Payments and Maturity.  The unpaid Principal Sum, together with
         ---------------------
interest thereon at the rate or rates provided above, shall be payable as follows:

          a. interest shall be due and payable monthly, commencing on the last day of the first calendar month commencing after the date of this Note, and on the last day of each succeeding calendar month.

          b. unless sooner paid, the unpaid Principal Sum, together with all interest accrued and unpaid thereon, and all other amounts owing under this Note shall be due and payable in full on February 28, 2002 (the "Maturity Date"). If the Loan Agreement provides for the Borrower to make additional payments on account of the Principal Sum from time to time, Borrower promises to make those payments at the time and in the manner specified in the Loan Agreement.

This Note evidences Borrower's promise to repay advances and readvances under the Loan Agreement. This Note will continue in full force and effect and will evidence Borrower's obligation to repay such advances and readvances notwithstanding that the principal amount outstanding under the Loan Agreement and evidenced by this Note may be reduced to zero from time to time.

     3.  Default Interest.  Upon the occurrence of an Event of Default (as
         ----------------
hereinafter defined), unless otherwise required by law, the Lender shall be entitled to interest on the unpaid balance at a rate of five percent (5%) above Lender's "Prime Rate" of interest, being that rate of interest announced by the Lender from time to time as being its Prime Rate, in its sole discretion.

     4.  Late Charges.  If the Borrower fails to make any payment under the
         ------------
terms of this Note within ten (10) days after the date such payment is due, the Borrower shall pay to the Lender on demand a late charge equal to five percent (5%) of such payment.

     5.  Application and Place of Payments.    Except as otherwise provided in
         ---------------------------------
the Loan Agreement (hereinafter defined), all payments, made on account of this Note shall be applied first to the payment of accrued and unpaid interest then due hereunder, second to the unpaid principal balance and the remainder, if any, shall be applied to any other amounts which remain owing hereunder. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at its office at 8300 Greensboro Drive, Suite 550, McLean, Virginia 22102-3604, or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrower.

     6.  Loan Agreement.  This Note is the "Revolving Note" described in a
         --------------
Revolving Line of Credit Loan Agreement and Security Agreement of even date herewith by and between the Borrower and the Lender (the "Loan Agreement"). The indebtedness evidenced by this Note is included within the meaning of the term "Debt" as defined in the Loan Agreement. The term "Loan Documents" as used in this Note shall have the meaning ascribed to that term in the Loan

Agreement. Capitalized terms used in this Note but not defined herein have the meanings ascribed to them in the Loan Agreement.

     7.  Security.  This Note and the Guidance Note are secured by the
         --------
Collateral described in the Loan Agreement.

     8.  Events of Default.  The occurrence of any one or more of the following
         -----------------
events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under this Note:

          a. the failure of the Borrower to pay to the Lender when due any amount payable by the Borrower to the Lender under the terms of this Note; or

          b. the occurrence of an event of default under any of the other Loan Documents.

     9.  Remedies.  Upon the occurrence of an Event of Default, at the option of
         --------
the Lender, all principal, accrued interest and other sums payable by the Borrower to the Lender under the terms of this Note shall become immediately due and payable, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Loan Documents and all applicable laws. The Borrower and all endorsers hereby jointly and severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrower or any endorsers.

     10.  Expenses.  The Borrower promises to pay to the Lender on demand by the
          --------
Lender all reasonable costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, all attorneys' fees and expenses, all court costs and all arbitration fees and costs.

     11.  Notices.  Any notice, request, or demand to or upon the Borrower or
          -------
the Lender shall be deemed to have been properly given or made when delivered in accordance with the Loan Agreement.

     12.  Miscellaneous.  Each right, power, and remedy of the Lender as
          -------------
provided for in this Note or any of the other Loan Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Loan Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Loan Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     13.  Partial Invalidity.  If any term or provision of this Note or the
          ------------------
application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Note and the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Note shall be valid and be enforceable to the fullest extent permitted by law.

     14.  Cross-Default.  A default under any note or any other obligation of
          -------------
the Borrower to the Lender shall, at the option of the holder of this Note, be deemed a default under this Note, entitling the holder of this Note (i) to exercise all of its rights and remedies hereunder, including the right to accelerate payment of all sums due hereunder; and (ii) to exercise all of its rights and remedies provided in the Loan Agreement to be exercised upon the occurrence of an Event of Default (as defined in the Loan Agreement). In the event that at any time this Note and any note or any other obligation to the Lender are held by different persons, each of such persons shall have all of the rights, privileges and options provided to the Noteholder herein and/or in the Loan Agreement.

     15.  Captions.  The captions herein set forth are for convenience only and
          --------
shall not be deemed to define, limit, or describe the scope or intent of this Note.

     16.  Governing Law.  The provisions of this Note shall be construed,
          -------------
interpreted and enforced in accordance with the laws of the Commonwealth of Virginia (excluding Virginia's choice of law rules).

     17.  Consent to Jurisdiction.  Provisions of the Loan Agreement
          -----------------------
concerning the Borrower's consent to the jurisdiction of state and federal courts sitting in the Commonwealth of Virginia are incorporated into this Note by reference and shall have the same force and effect as if fully set forth in this Note.

     18.  Waiver of Trial by Jury.  Provisions of the Loan Agreement concerning
          -----------------------
the Borrower's and Lender's mutual waiver of trial by jury in disputes between the Borrower and the Lender are incorporated into this Note by reference and shall have the same force and effect as if fully set forth in this Note.

     19.  Arbitration.  Provisions of the Loan Agreement specifying that certain
          -----------
disputes between the Borrower and the Lender shall be resolved by binding arbitration are incorporated into this Note by reference and shall have the same force and effect as if fully set forth in this Note.

          IN WITNESS WHEREOF, the Borrower has caused this instrument to be executed by duly authorized officer or officers as of the date first written above.



                              INTEGRAL SYSTEMS, INC.



[CORPORATE SEAL]                      By:  /s/ Elaine M. Parfitt
                                           ___________________________
ATTEST:_________________                   Elaine M. Parfitt
                                           Chief Financial Officer

BANK OF AMERICA, N.A.                                           December 9, 1999


                                    GUARANTY
                                    --------

     1. As an inducement for and in consideration of any loan(s) or other financial accommodation(s) of even date herewith granted to Integral Systems, Inc., a Maryland corporation (hereinafter called "Borrower"), by Bank of America, N.A., 8300 Greensboro Drive, Suite 550, McLean, Virginia 22102-3604 (hereinafter, together with its successors and assigns, called "Lender"), the undersigned (hereinafter called "Guarantor"), hereby unconditionally guarantees the full and prompt payment, observance and performance when due, whether at the stated time, by acceleration or otherwise, of all obligations of Borrower to Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, whether or not of the same or similar class or of like kind to any indebtedness incurred contemporaneously with the execution of this Guaranty, and whether now or hereafter existing, or due or to become due, including without limitation, the following:

          a. Any and all amounts owed by Borrower under, in connection with, and/or pursuant to the indebtedness evidenced by that certain Revolving Note of even date herewith, in the original principal sum of Nine Million and No/100 and No/100 Dollars ($9,000,000.00) (the "Revolving Note") and by that certain Guidance Line of Credit Note of even date herewith, in the original principal sum of Six Million and No/100 Dollars ($6,000,000.00) (the "Guidance Note"), both with interest thereon according to the provisions thereof, and all obligations of Borrower thereunder, in connection therewith and/or pursuant to any and all agreements and other documents in connection therewith; and

          b. Any and all amounts owed by Borrower under, in connection with, and/or pursuant to the indebtedness evidenced by that certain Revolving Line of Credit Loan Agreement and Security Agreement between Borrower and Lender of even date herewith (the "Loan Agreement"), any and all obligations of Borrower thereunder, in connection therewith and/or pursuant to any and all agreements and other documents in connection therewith; and

          c. All sums advanced or expenses or costs paid or incurred (including without limitation attorneys' fees and other legal expenses and arbitration fees and costs) by Lender pursuant to or in connection with the Revolving Note, the Guidance Note or any agreements and other documents in connection therewith plus applicable interest on such sums, expenses or costs; and

          d. Any extensions, modifications, changes, substitutions, restatements, renewals or increases or decreases of any or all of the indebtedness referenced above; and

          e. Any and all other indebtedness, obligations and liabilities of any kind, of Borrower to Lender, now or hereafter existing, absolute or contingent, joint and/or several, due or not due, secured or unsecured, arising by operation of law or otherwise, direct or indirect, including without limitation indebtedness, obligations and liabilities of

     Borrower to Lender as a member of any partnership, syndicate or association or other group and whether incurred by such Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise, and any obligations which give rise to an equitable remedy for breach of performance if such breach gives rise to an obligation by such Borrower to pay Lender.

     2. All of the obligations described in paragraph 1, above, shall be referred to hereafter as the "Liabilities." In the event any of the Liabilities shall not be paid or performed according to their terms (subject to any applicable grace or cure period), Guarantor shall immediately pay, perform or cause the performance of the same, this Guaranty being a guarantee of full payment and performance and not of collectibility and in no way conditional or contingent. This Guaranty is an absolute, unconditional and continuing guarantee with the Guarantor being jointly and severally liable with the Borrower and is in no way conditioned upon any requirement that Lender first attempt to collect payment or seek performances of any of the Liabilities from Borrower or any other borrower or guarantor, or resort to any other security or other means of obtaining payment or performance of any of the Liabilities, or upon any other contingency whatsoever.

     3. Guarantor further agrees to pay all expenses (including reasonable attorneys' fees and expenses and arbitration fees and costs) paid or incurred by Lender in endeavoring to collect the Liabilities, or any part thereof, and in enforcing or defending this Guaranty, whether or not a lawsuit is commenced.

     4. Guarantor represents and warrants that Guarantor is either financially interested in Borrower or will receive other material economic benefits as a result of any loan(s), leases(s) or other financial accommodation(s) made or granted to Borrower by Lender from time to time. Guarantor further represents and warrants that Guarantor is willing to enter into this Guaranty as a material inducement to Lender to extend loan(s) or other financial accommodation(s), or to enter into lease(s), from time to time with Borrower, and acknowledges that Lender would not be willing to extend any such loan(s) or other financial accommodation(s) or enter into such lease(s) absent this Guaranty.

     5. Guarantor agrees that the occurrence of any of the following events shall constitute a default under this Guaranty: (a) the failure of any Guarantor to perform or observe any obligation under this Guaranty, or (b) the dissolution or insolvency of Borrower, or (c) the inability of Borrower to pay debts generally as they mature, or (d) an assignment by Borrower of any of the Liabilities for the benefit of creditors, or (e) the institution of any proceeding by or against Borrower (under the Bankruptcy Code or otherwise) seeking to adjudicate Borrower bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or seeking the appointment of a receiver, trustee or custodian for itself or for all or a substantial part of its property, which proceeding (unless instituted by Borrower) is not dismissed within thirty (30) days thereafter, or (f) the default by Borrower under any agreement or document concerning or relating to the Liabilities, or (g) any representation or warranty contained herein or in any other document delivered by or on behalf Borrower to Lender shall be false or misleading in any material respect, or (h) there shall be a default or event of default under any other agreement or document securing or guaranteeing any of the obligations secured by this Guaranty, or (i) there shall be a default or event of default under any indebtedness or obligation of Borrower to any third party that causes that third party to declare such indebtedness or other obligation due prior to its scheduled date of maturity. Upon and after the occurrence of a default hereunder, the Liabilities shall be automatically accelerated and shall become immediately due and payable by Guarantor, or Guarantor's successor or estate, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Guarantor.

     6. Guarantor further agrees that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time payment to or for the benefit of Lender of the Liabilities, or any part thereof, is rescinded or must otherwise be returned by Lender due to the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment to or for the benefit of Lender had not been made.

     7. Lender may, without demand or notice of any kind, at any time when any amount shall be due and payable hereunder by Guarantor, appropriate and apply toward the payment of such amount, and in such order of application as Lender may from time to time elect, any property, balances, credits, deposits, accounts, instruments or moneys of Guarantor in the possession or control of Lender for any purpose.

     8. This Guaranty shall be a continuing, absolute and unconditional guaranty of payment and performance and not of collectibility and shall remain in full force and effect as to Guarantor, subject to discontinuance only as follows: Guarantor, or any person duly authorized and acting on behalf of Guarantor, may give written notice to Lender of discontinuance of this Guaranty, but no such notice shall be effective in any respect until it is actually received by Lender and no such notice shall affect or impair the obligations hereunder of Guarantor with respect to any Liabilities existing at the date of receipt of such notice by Lender (or any Liabilities required or permitted to be advanced by Lender on or after such date), or for renewals or extensions of such Liabilities made after Lender receives Guarantor's notice, or any interest thereon or any expenses paid or incurred by Lender in endeavoring to collect such Liabilities, or any part thereof, or in enforcing this Guaranty against Guarantor. Any such notice of discontinuance by or on behalf of any Guarantor shall not affect, impair or release the obligations hereunder of any other guarantor with respect to any of the Liabilities.

     9. Lender may at any time and from time to time, without the consent of, or notice to, Guarantor, and without affecting, impairing or releasing the obligations of Guarantor hereunder, do any or all of the following: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligations hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to Guarantor, with respect to any of the Liabilities, (c) renew, extend (including extensions beyond the original term), modify, alter, change the interest rate of, release or discharge any of the Liabilities, (d) settle, release or compromise any liability of the Borrower or of any of the Liabilities or any liability of any nature of any other party or parties with respect to the Liabilities or any security therefor, (e) accept partial payments of the Liabilities, (f) settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of the Liabilities and any property securing any of the Liabilities, (g) consent to the transfer of any property securing any of the Liabilities, (h) resort to Guarantor for payment of any of the Liabilities, whether or not Lender shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other guarantor or any other party primarily or secondarily liable on any of the Liabilities, (i) make any other changes in its agreements with Borrower, and (j) stop lending money or extending other credit to Borrower.

     10. Any amount received by Lender from whatsoever source and applied by it to the payment of the Liabilities may be applied in such order of application as Lender may from time to time elect.

     11. Guarantor is now adequately informed of Borrower's financial condition, and Guarantor agrees to keep so informed. Guarantor agrees that Lender has no obligation to provide Guarantor with any present or future information concerning the financial condition of Borrower. Guarantor has not relied on financial information furnished by Lender in deciding to execute this Guaranty.

     12. Guarantor hereby agrees that any debt of Borrower to Guarantor is expressly subordinate to the right of Lender to payment of the Liabilities, and that Lender shall be entitled to full payment of all of the Liabilities prior to the exercise by Guarantor of any rights to payment or performance of any debt which the Borrower may owe Guarantor. Guarantor assigns to Lender all rights Guarantor may have in any proceeding under the Federal Bankruptcy Code or any receivership or insolvency proceeding of Borrower, including all rights of Guarantor to be paid by Borrower. This assignment does not prevent Lender from enforcing Guarantor's obligations hereunder in any way. To the extent permitted by law, any payments or other property at any time received by Guarantor from the Borrower in respect of any indebtedness of Borrower to Guarantor shall be held in trust for and shall be paid or transferred to Lender upon demand.

     13. Guarantor hereby expressly waives: (a) notice of the acceptance of this Guaranty, (b) notice of the existence or creation of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, (d) all diligence in collection or protection of or realization upon the Liabilities or any part thereof, any obligation hereunder, or any security for any of the foregoing, (e) all defenses based on suretyship or impairment of collateral, and (f) all events and circumstances which might otherwise constitute a defense or discharge of the obligations of Borrower, Guarantor or any other guarantor. Guarantor shall not be released or discharged, either in whole or in part, by Lender's failure to perfect, delay in perfection or failure to continue the perfection of any security interest in any property that secures any of the Liabilities or any obligation of Guarantor hereunder, or to protect the property covered by any such security interest. Guarantor further waives, to the extent permitted by law, (i) the benefits of Sections 49-25 and 49-26 of the Code of Virginia (1950), as amended, and any amendments thereto or any similar statutes or rules of law and (ii) the benefit of any homestead or similar exemption, state or federal, with respect to the obligations covered by this Guaranty.

     14. The Lender shall have the right to set-off, at any time without notice to the Guarantor, any and all deposits or other sums at any time or times credited by or due from the

Lender to the Guarantor (whether or not matured) against the obligations of the Guarantor hereunder.

     15. Lender may, without notice to Guarantor or Borrower of any kind, sell, assign, or transfer all or any of the Liabilities, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Liabilities shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee, or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits. Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this Guaranty for the benefit of Lender as to so much of the Liabilities as it has not sold, assigned, or transferred.

     16. No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

     17. No action of Lender permitted hereunder shall in any way affect, impair or release this Guaranty.

     18.  Representations and Warranties of Guarantor.  To induce Lender to make
          -------------------------------------------
the loans evidenced by the Revolving Note and by the Guidance Note, Guarantor makes the following representations and warranties, upon each of which Lender, its successors, and assigns are entitled to rely and have relied, notwithstanding any investigation heretofore or hereafter made by Lender and such successors and assigns. All such representations and warranties are true and complete in all respects and do not omit any material fact necessary to make such representations and warranties not misleading.

          (a) No Conflicts or Defaults.  The execution and delivery of this
              ------------------------
Guaranty and the performance by the Guarantor of the Guarantor's obligations hereunder will not conflict with or violate, or constitute a default or require any consent or waiver under, any provision of any mortgage, deed of trust, evidence of indebtedness, order, decree or agreement to which the Guarantor is a party or for which the Guarantor or any part of the Guarantor's property is bound.

          (b) Enforceability.  This Guaranty is a legal, valid and binding
              --------------
obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency and other laws affecting the rights of creditors generally and general principles of equity.

          (c) Litigation; Violations of Law.  There are no actions, suits or
              -----------------------------
proceedings of a material nature of which Guarantor has knowledge pending or overtly threatened against or affecting the Guarantor, and to Guarantor's knowledge no event has occurred (including, without limitation, the execution, acknowledgment and delivery of this Guaranty and the consummation of the transactions contemplated hereby) which will violate, be in conflict with, result in the breach of or constitute (with or without notice or the passage of time, or both) a default under any judicial decision, statute, ruling, direction, rule, regulation, permit, certificate or ordinance of any governmental authority in any way applicable to the Guarantor. The Guarantor is not in default with respect to any judgment, order, writ, injunction, decree or demand of any court, arbitrator, administrative agency or other governmental or quasi-governmental authority.

          (d) Financial Information.  All financial information furnished to
              ---------------------
Lender by the Guarantor is complete in all material respects, and fairly and accurately presents such Guarantor's financial condition in all material respects as of the dates thereof, and no material adverse change has occurred in the financial condition reflected therein since the dates thereof.

          (e) Insolvency Matters.  No bankruptcy, reorganization, arrangement,
              ------------------
readjustment of debt, insolvency or other proceeding has been commenced or threatened by or against the Guarantor, or consented to or acquiesced in by the Guarantor, and no judgment has been entered against the Guarantor which has not been satisfied or otherwise discharged.

          (f)   Incorporation, Good Standing and Due Qualification.  The
                --------------------------------------------------
Guarantor, if signing as a corporation, is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation; has full corporate power and authority to own its assets and to transact the business in which it is now engaged or in which it is proposed to be engaged, and to execute, deliver and perform this Guaranty; and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required.

          (g)  Corporate Power and Authority.  If the Guarantor is a
               -----------------------------
corporation, the execution, delivery and performance by the Guarantor of this Guaranty has been duly authorized by all necessary corporate action and does not and will not (a) require any consent or approval of the stockholders of the Guarantor; (b) contravene such Guarantor's charter or bylaws; (c) result in, or require, the creation or imposition of any lien, upon or with respect to any of the properties now owned or hereafter acquired by such Guarantor; and (d) to the Guarantor's best knowledge cause such Guarantor to be in default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to such Guarantor.

     19. This Guaranty shall be binding upon Guarantor and the heirs, legal representatives, successors and assigns of Guarantor. If more than one party shall execute this Guaranty, the term "Guarantor" shall mean all parties executing this Guaranty, or any one of them, as the context may require, and all such parties shall be jointly and severally obligated hereunder.

     20. As further consideration for the loan(s) or other financial accommodation(s) by Lender to Borrower and as a material inducement to Lender to make or enter into the loan(s) or other financial accommodation(s) and accept this Guaranty, and notwithstanding anything to the contrary contained in this Guaranty or any other document delivered in connection with this Guaranty, Guarantor hereby irrevocably waives, disclaims and relinquishes any and all claims, rights or remedies which Guarantor may now have or hereafter acquire against Borrower that arise in connection with this Guaranty or the performance by Guarantor hereunder, including without limitation any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Lender against

Borrower or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

     21. All notices pursuant to this Guaranty shall be in writing and shall be directed to the addresses set forth below or such other address as may be specified in a notice given in accordance with the requirements of this paragraph. Except as otherwise specifically provided herein, notices shall be deemed to be given three (3) days after mailing by certified or registered mail, return receipt requested, or one (1) business day after deposit with a recognized receipted overnight courier, or when personally delivered to and received at the required address.

GUARANTOR:

INTEGRAL MARKETING, INC.
c/o Integral Systems, Inc.
5000 Philadelphia Way, Suite A
Lanham, Maryland 20706

LENDER:

BANK OF AMERICA, N.A.
8300 Greensboro Drive
Suite 550
McLean, Virginia 22102-3604
Lindsey S. Rheaume, Vice President

     22. If any term or provision of this Guaranty or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Guaranty and the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Guaranty shall be valid and be enforceable to the fullest extent permitted by law.

     23.  ARBITRATION.

          ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS

INSTRUMENT, AGREEMENT, OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

          (i)  SPECIAL RULES.  THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY
               -------------
OF BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

          (ii) RESERVATION OF RIGHTS.  NOTHING IN THIS ARBITRATION PROVISION
               ---------------------
SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT, OR DOCUMENT; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

     24. THIS GUARANTY IS GOVERNED BY THE LAW OF THE COMMONWEALTH OF VIRGINIA, WITHOUT REGARD FOR CONFLICTS OF LAWS PRINCIPLES. GUARANTOR CONSENTS TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF VIRGINIA AND THE FEDERAL COURTS LOCATED IN VIRGINIA SO THAT LENDER MAY SUE GUARANTOR IN VIRGINIA TO ENFORCE THIS GUARANTY. GUARANTOR AGREES NOT TO CLAIM THAT VIRGINIA IS AN INCONVENIENT PLACE FOR TRIAL. AT LENDER'S OPTION, THE VENUE (LOCATION) OF ANY SUIT TO ENFORCE THIS

GUARANTY MAY BE IN THE COUNTY OF ARLINGTON, VIRGINIA. GUARANTOR HEREBY IRREVOCABLY AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO GUARANTOR AT THE ADDRESS PROVIDED FOR NOTICES UNDER THIS GUARANTY.

     25. GUARANTOR, AND LENDER BY ACCEPTANCE OF THIS GUARANTY, EACH HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY ACTION UNDER OR IN ANY WAY CONNECTED WITH THIS GUARANTY AND IN NO EVENT SHALL LENDER BE LIABLE FOR PUNITIVE OR CONSEQUENTIAL DAMAGES.

IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date first written above.


                                        Integral Marketing, Inc.

[Corporate Seal]
ATTEST:
                                            /s/ Elaine M. Parfitt
_________________________               By:____________________________________
Thomas L. Gough                         Name:  Elaine M. Parfitt
                                             __________________________________
                                        Title: Secretary
                                               _________________________________




STATE OF _____________ )
                                  )     To-wit:
COUNTY/CITY OF_____________ )

     I __________________________, a Notary Public in and for the jurisdiction aforesaid, do certify that __________________, whose name is signed to the writing above, bearing date as of December 9, 1999 has acknowledged the same before me in my jurisdiction aforesaid.

     Given under my hand and seal this ___ day of ___________, 1999.



                                               Notary Public

My Commission Expires: ____________

BANK OF AMERICA, N.A.  December 9, 1999

BANK OF AMERICA, N.A.                                           December 9, 1999


                                    GUARANTY
                                    --------

     1. As an inducement for and in consideration of any loan(s) or other financial accommodation(s) of even date herewith granted to Integral Systems, Inc., a Maryland corporation (hereinafter called "Borrower"), by Bank of America, N.A., 8300 Greensboro Drive, Suite 550, McLean, Virginia 22102-3604 (hereinafter, together with its successors and assigns, called "Lender"), the undersigned (hereinafter called "Guarantor"), hereby unconditionally guarantees the full and prompt payment, observance and performance when due, whether at the stated time, by acceleration or otherwise, of all obligations of Borrower to Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, whether or not of the same or similar class or of like kind to any indebtedness incurred contemporaneously with the execution of this Guaranty, and whether now or hereafter existing, or due or to become due, including without limitation, the following:

          a. Any and all amounts owed by Borrower under, in connection with, and/or pursuant to the indebtedness evidenced by that certain Revolving Note of even date herewith, in the original principal sum of Nine Million and No/100 and No/100 Dollars ($9,000,000.00) (the "Revolving Note") and by that certain Guidance Line of Credit Note of even date herewith, in the original principal sum of Six Million and No/100 Dollars ($6,000,000.00) (the "Guidance Note"), both with interest thereon according to the provisions thereof, and all obligations of Borrower thereunder, in connection therewith and/or pursuant to any and all agreements and other documents in connection therewith; and

          b. Any and all amounts owed by Borrower under, in connection with, and/or pursuant to the indebtedness evidenced by that certain Revolving Line of Credit Loan Agreement and Security Agreement between Borrower and Lender of even date herewith (the "Loan Agreement"), any and all obligations of Borrower thereunder, in connection therewith and/or pursuant to any and all agreements and other documents in connection therewith; and

          c. All sums advanced or expenses or costs paid or incurred (including without limitation attorneys' fees and other legal expenses and arbitration fees and costs) by Lender pursuant to or in connection with the Revolving Note, the Guidance Note or any agreements and other documents in connection therewith plus applicable interest on such sums, expenses or costs; and

          d. Any extensions, modifications, changes, substitutions, restatements, renewals or increases or decreases of any or all of the indebtedness referenced above; and

          e. Any and all other indebtedness, obligations and liabilities of any kind, of Borrower to Lender, now or hereafter existing, absolute or contingent, joint and/or several, due or not due, secured or unsecured, arising by operation of law or otherwise, direct or indirect, including without limitation indebtedness, obligations and liabilities of Borrower to Lender as a member of any partnership, syndicate or association or other group and whether incurred by such Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise, and any obligations which give rise to an equitable remedy for breach of performance if such breach gives rise to an obligation by such Borrower to pay Lender.

     2. All of the obligations described in paragraph 1, above, shall be referred to hereafter as the "Liabilities." In the event any of the Liabilities shall not be paid or performed according to their terms (subject to any applicable grace or cure period), Guarantor shall immediately pay, perform or cause the performance of the same, this Guaranty being a guarantee of full payment and performance and not of collectibility and in no way conditional or contingent. This Guaranty is an absolute, unconditional and continuing guarantee with the Guarantor being jointly and severally liable with the Borrower and is in no way conditioned upon any requirement that Lender first attempt to collect payment or seek performances of any of the Liabilities from Borrower or any other borrower or guarantor, or resort to any other security or other means of obtaining payment or performance of any of the Liabilities, or upon any other contingency whatsoever.

     3. Guarantor further agrees to pay all expenses (including reasonable attorneys' fees and expenses and arbitration fees and costs) paid or incurred by Lender in endeavoring to collect the Liabilities, or any part thereof, and in enforcing or defending this Guaranty, whether or not a lawsuit is commenced.

     4. Guarantor represents and warrants that Guarantor is either financially interested in Borrower or will receive other material economic benefits as a result of any loan(s), leases(s) or other financial accommodation(s) made or granted to Borrower by Lender from time to time. Guarantor further represents and warrants that Guarantor is willing to enter into this Guaranty as a material inducement to Lender to extend loan(s) or other financial accommodation(s), or to enter into lease(s), from time to time with Borrower, and acknowledges that Lender would not be willing to extend any such loan(s) or other financial accommodation(s) or enter into such lease(s) absent this Guaranty.

     5. Guarantor agrees that the occurrence of any of the following events shall constitute a default under this Guaranty: (a) the failure of any Guarantor to perform or observe any obligation under this Guaranty, or (b) the dissolution or insolvency of Borrower, or (c) the inability of Borrower to pay debts generally as they mature, or (d) an assignment by Borrower of any of the Liabilities for the benefit of creditors, or (e) the institution of any proceeding by or against Borrower (under the Bankruptcy Code or otherwise) seeking to adjudicate Borrower bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or seeking the appointment of a receiver, trustee or custodian for itself or for all or a substantial part of its property, which proceeding (unless instituted by Borrower) is not dismissed within thirty (30) days thereafter, or (f) the default by Borrower under any agreement or document concerning or relating to the Liabilities, or (g) any representation or warranty contained herein or in any other document delivered by or on behalf Borrower to Lender shall be false or misleading in any material respect, or (h) there shall be a default or event of default under any other agreement or document securing or guaranteeing any of the obligations secured by this Guaranty, or (i) there shall be a default or event of default under any indebtedness or obligation of Borrower to any third party that causes that third party to declare such indebtedness or other obligation due prior to its scheduled date of maturity. Upon and after the occurrence of a default hereunder, the Liabilities shall be automatically accelerated and shall become immediately due and payable by Guarantor, or Guarantor's successor or estate, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Guarantor.

     6. Guarantor further agrees that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time payment to or for the benefit of Lender of the Liabilities, or any part thereof, is rescinded or must otherwise be returned by Lender due to the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment to or for the benefit of Lender had not been made.

     7. Lender may, without demand or notice of any kind, at any time when any amount shall be due and payable hereunder by Guarantor, appropriate and apply toward the payment of such amount, and in such order of application as Lender may from time to time elect, any property, balances, credits, deposits, accounts, instruments or moneys of Guarantor in the possession or control of Lender for any purpose.

     8. This Guaranty shall be a continuing, absolute and unconditional guaranty of payment and performance and not of collectibility and shall remain in full force and effect as to Guarantor, subject to discontinuance only as follows: Guarantor, or any person duly authorized and acting on behalf of Guarantor, may give written notice to Lender of discontinuance of this Guaranty, but no such notice shall be effective in any respect until it is actually received by Lender and no such notice shall affect or impair the obligations hereunder of Guarantor with respect to any Liabilities existing at the date of receipt of such notice by Lender (or any Liabilities required or permitted to be advanced by Lender on or after such date), or for renewals or extensions of such Liabilities made after Lender receives Guarantor's notice, or any interest thereon or any expenses paid or incurred by Lender in endeavoring to collect such Liabilities, or any part thereof, or in enforcing this Guaranty against Guarantor. Any such notice of discontinuance by or on behalf of any Guarantor shall not affect, impair or release the obligations hereunder of any other guarantor with respect to any of the Liabilities.

     9. Lender may at any time and from time to time, without the consent of, or notice to, Guarantor, and without affecting, impairing or releasing the obligations of Guarantor hereunder, do any or all of the following: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligations hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to Guarantor, with respect to any of the Liabilities, (c) renew, extend (including extensions beyond the original term), modify, alter, change the interest rate of, release or discharge any of the Liabilities, (d) settle, release or compromise any liability of the Borrower or of any of the Liabilities or any liability of any nature of any other party or parties with respect to the Liabilities or any security therefor, (e) accept partial payments of the Liabilities, (f) settle, release (by operation of law or otherwise), compound, compromise, collect or liquidate any of the Liabilities and any property securing any of the Liabilities, (g) consent to the transfer of any property securing any of the Liabilities, (h) resort to Guarantor for payment of any of the Liabilities, whether or not Lender shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other guarantor or any other party primarily or secondarily liable on any of the Liabilities, (i) make any other changes in its agreements with Borrower, and (j) stop lending money or extending other credit to Borrower.

     10. Any amount received by Lender from whatsoever source and applied by it to the payment of the Liabilities may be applied in such order of application as Lender may from time to time elect.

     11. Guarantor is now adequately informed of Borrower's financial condition, and Guarantor agrees to keep so informed. Guarantor agrees that Lender has no obligation to provide Guarantor with any present or future information concerning the financial condition of Borrower. Guarantor has not relied on financial information furnished by Lender in deciding to execute this Guaranty.

     12. Guarantor hereby agrees that any debt of Borrower to Guarantor is expressly subordinate to the right of Lender to payment of the Liabilities, and that Lender shall be entitled to full payment of all of the Liabilities prior to the exercise by Guarantor of any rights to payment or performance of any debt which the Borrower may owe Guarantor. Guarantor assigns to Lender all rights Guarantor may have in any proceeding under the Federal Bankruptcy Code or any receivership or insolvency proceeding of Borrower, including all rights of Guarantor to be paid by Borrower. This assignment does not prevent Lender from enforcing Guarantor's obligations hereunder in any way. To the extent permitted by law, any payments or other property at any time received by Guarantor from the Borrower in respect of any indebtedness of Borrower to Guarantor shall be held in trust for and shall be paid or transferred to Lender upon demand.

     13. Guarantor hereby expressly waives: (a) notice of the acceptance of this Guaranty, (b) notice of the existence or creation of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, (d) all diligence in collection or protection of or realization upon the Liabilities or any part thereof, any obligation hereunder, or any security for any of the foregoing, (e) all defenses based on suretyship or impairment of collateral, and (f) all events and circumstances which might otherwise constitute a defense or discharge of the obligations of Borrower, Guarantor or any other guarantor. Guarantor shall not be released or discharged, either in whole or in part, by Lender's failure to perfect, delay in perfection or failure to continue the perfection of any security interest in any property that secures any of the Liabilities or any obligation of Guarantor hereunder, or to protect the property covered by any such security interest. Guarantor further waives, to the extent permitted by law, (i) the benefits of Sections 49-25 and 49-26 of the Code of Virginia (1950), as amended, and any amendments thereto or any similar statutes or rules of law and (ii) the benefit of any homestead or similar exemption, state or federal, with respect to the obligations covered by this Guaranty.

     14. The Lender shall have the right to set-off, at any time without notice to the Guarantor, any and all deposits or other sums at any time or times credited by or due from the

Lender to the Guarantor (whether or not matured) against the obligations of the Guarantor hereunder.

     15. Lender may, without notice to Guarantor or Borrower of any kind, sell, assign, or transfer all or any of the Liabilities, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Liabilities shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee, or holder, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits. Lender shall have an unimpaired right, prior and superior to that of any such assignee, transferee or holder, to enforce this Guaranty for the benefit of Lender as to so much of the Liabilities as it has not sold, assigned, or transferred.

     16. No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

     17. No action of Lender permitted hereunder shall in any way affect, impair or release this Guaranty.

     18.  Representations and Warranties of Guarantor.  To induce Lender to make
          -------------------------------------------
the loans evidenced by the Revolving Note and by the Guidance Note, Guarantor makes the following representations and warranties, upon each of which Lender, its successors, and assigns are entitled to rely and have relied, notwithstanding any investigation heretofore or hereafter made by Lender and such successors and assigns. All such representations and warranties are true and complete in all respects and do not omit any material fact necessary to make such representations and warranties not misleading.

          (a) No Conflicts or Defaults.  The execution and delivery of this
              ------------------------
Guaranty and the performance by the Guarantor of the Guarantor's obligations hereunder will not conflict with or violate, or constitute a default or require any consent or waiver under, any provision of any mortgage, deed of trust, evidence of indebtedness, order, decree or agreement to which the Guarantor is a party or for which the Guarantor or any part of the Guarantor's property is bound.

          (b) Enforceability.  This Guaranty is a legal, valid and binding
              --------------
obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as limited by bankruptcy, insolvency and other laws affecting the rights of creditors generally and general principles of equity.

          (c) Litigation; Violations of Law.  There are no actions, suits or
              -----------------------------
proceedings of a material nature of which Guarantor has knowledge pending or overtly threatened against or affecting the Guarantor, and to Guarantor's knowledge no event has occurred (including, without limitation, the execution, acknowledgment and delivery of this Guaranty and the consummation of the transactions contemplated hereby) which will violate, be in conflict with, result in the breach of or constitute (with or without notice or the passage of time, or both) a default under any judicial decision, statute, ruling, direction, rule, regulation, permit, certificate or ordinance of any governmental authority in any way applicable to the Guarantor. The Guarantor is not in default with respect to any judgment, order, writ, injunction, decree or demand of any court, arbitrator, administrative agency or other governmental or quasi-governmental authority.

          (d) Financial Information.  All financial information furnished to
              ---------------------
Lender by the Guarantor is complete in all material respects, and fairly and accurately presents such Guarantor's financial condition in all material respects as of the dates thereof, and no material adverse change has occurred in the financial condition reflected therein since the dates thereof.

          (e) Insolvency Matters.  No bankruptcy, reorganization, arrangement,
              ------------------
readjustment of debt, insolvency or other proceeding has been commenced or threatened by or against the Guarantor, or consented to or acquiesced in by the Guarantor, and no judgment has been entered against the Guarantor which has not been satisfied or otherwise discharged.

          (f)  Incorporation, Good Standing and Due Qualification.  The
               --------------------------------------------------
Guarantor, if signing as a corporation, is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation; and has full corporate power and authority to execute, deliver and perform this Guaranty.

          (g)  Corporate Power and Authority.  If the Guarantor is a
               -----------------------------
corporation, the execution, delivery and performance by the Guarantor of this Guaranty has been duly authorized by all necessary corporate action and does not and will not (a) require any consent or approval of the stockholders of the Guarantor; (b) contravene such Guarantor's charter or bylaws; (c) result in, or require, the creation or imposition of any lien, upon or with respect to any of the properties now owned or hereafter acquired by such Guarantor; and (d) to the Guarantor's best knowledge cause such Guarantor to be in default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to such Guarantor.

     19. This Guaranty shall be binding upon Guarantor and the heirs, legal representatives, successors and assigns of Guarantor. If more than one party shall execute this Guaranty, the term "Guarantor" shall mean all parties executing this Guaranty, or any one of them, as the context may require, and all such parties shall be jointly and severally obligated hereunder.

     20. As further consideration for the loan(s) or other financial accommodation(s) by Lender to Borrower and as a material inducement to Lender to make or enter into the loan(s) or other financial accommodation(s) and accept this Guaranty, and notwithstanding anything to the contrary contained in this Guaranty or any other document delivered in connection with this Guaranty, Guarantor hereby irrevocably waives, disclaims and relinquishes any and all claims, rights or remedies which Guarantor may now have or hereafter acquire against Borrower that arise in connection with this Guaranty or the performance by Guarantor hereunder, including without limitation any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Lender against Borrower or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

     21. All notices pursuant to this Guaranty shall be in writing and shall be directed to the addresses set forth below or such other address as may be specified in a notice given in accordance with the requirements of this paragraph. Except as otherwise specifically provided herein, notices shall be deemed to be given three (3) days after mailing by certified or registered mail, return receipt requested, or one (1) business day after deposit with a recognized receipted overnight courier, or when personally delivered to and received at the required address.

GUARANTOR:

INTERSYS, INC.
c/o Integral Systems, Inc.
5000 Philadelphia Way, Suite A
Lanham, Maryland 20706

LENDER:

BANK OF AMERICA, N.A.
8300 Greensboro Drive
Suite 550
McLean, Virginia 22102-3604
Lindsey S. Rheaume, Vice President

     22. If any term or provision of this Guaranty or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Guaranty and the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Guaranty shall be valid and be enforceable to the fullest extent permitted by law.

     23.  ARBITRATION.

     ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT, OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY

CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

          (i)  SPECIAL RULES.  THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY
               -------------
OF BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

          (ii) RESERVATION OF RIGHTS.  NOTHING IN THIS ARBITRATION PROVISION
               ---------------------
SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT, OR DOCUMENT; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

     24. THIS GUARANTY IS GOVERNED BY THE LAW OF THE COMMONWEALTH OF VIRGINIA, WITHOUT REGARD FOR CONFLICTS OF LAWS PRINCIPLES. GUARANTOR CONSENTS TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF VIRGINIA AND THE FEDERAL COURTS LOCATED IN VIRGINIA SO THAT LENDER MAY SUE GUARANTOR IN VIRGINIA TO ENFORCE THIS GUARANTY. GUARANTOR AGREES NOT TO CLAIM THAT VIRGINIA IS AN INCONVENIENT PLACE FOR TRIAL. AT LENDER'S OPTION, THE VENUE (LOCATION) OF ANY SUIT TO ENFORCE THIS GUARANTY MAY BE IN THE COUNTY OF ARLINGTON, VIRGINIA. GUARANTOR HEREBY IRREVOCABLY AGREES AND CONSENTS THAT, IN ADDITION TO ANY

METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO GUARANTOR AT THE ADDRESS PROVIDED FOR NOTICES UNDER THIS GUARANTY.

     25. GUARANTOR, AND LENDER BY ACCEPTANCE OF THIS GUARANTY, EACH HEREBY WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY ACTION UNDER OR IN ANY WAY CONNECTED WITH THIS GUARANTY AND IN NO EVENT SHALL LENDER BE LIABLE FOR PUNITIVE OR CONSEQUENTIAL DAMAGES.

IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date first written above.


                              Intersys, Inc.
[Corporate Seal]
ATTEST:
/s/ Thomas L. Gough
--------------------------    By: /s/ Elaine M. Parfitt
Thomas L. Gough                   -----------------------
                              Name: Elaine M. Parfitt
                                    ---------------------
                              Title: Treasurer




STATE OF __________________________     )
                                        )    To-wit:
COUNTY/CITY OF__________________________)

     I __________________________, a Notary Public in and for the jurisdiction aforesaid, do certify that __________________, whose name is signed to the writing above, bearing date as of December 9, 1999 has acknowledged the same before me in my jurisdiction aforesaid.

     Given under my hand and seal this _____ day of _______________________, 1999.


                              Notary Public

My Commission Expires: ____________________